Exhibit 99.1

ECU Silver Mining Inc.

Consolidated Interim Financial Statements (Amended)

June 30, 2011

(unaudited)

Notice to Shareholders of ECU Silver Mining Inc.

In accordance with National Instrument 51-102, Part 4, subsection 4.3 (3) (a), we report that the accompanying unaudited interim consolidated financial statements of the Company have been prepared by and are the responsibility of the Company’s management. The Company’s independent auditor has not performed a review of these interim consolidated financial statements in accordance with the standards established by the Canadian Institute of Chartered Accountants for a review of interim financial statements by an entity’s auditor.

“Michel Roy”	“Dwight Walker”

Chairman & Chief Executive Officer	Chief Financial Officer

August 15, 2011

2

ECU Silver Mining Inc.

(A Development Stage Company)

Consolidated Interim Statements of Financial Position

		June 30,	December 31,	January 1,
		2011	2010	2010
(unaudited, expressed in Canadian dollars)	Notes	$	$	$

ASSETS
Current assets
Cash and cash equivalents	5	655,565	344,826	7,647,023
Accounts receivable, advances and deposits	6	2,050,038	1,625,482	1,063,997
Prepaid expenses		104,737	37,189	77,143
		2,810,340	2,007,497	8,788,163
Non current assets
Mining property costs and property, plant and equipment	7	73,450,475	72,188,840	70,399,059
		76,260,815	74,196,337	79,187,222
LIABILITIES AND EQUITY
Current liabilities
Accounts payable and accrued liabilities		7,970,743	3,600,407	4,360,474
Customer advances	8	4,026,788	5,017,757	1,944,350
Current portion of long-term debt	9	7,341,006	5,136,522	4,578,601
		19,338,537	13,754,686	10,883,425
Non current liabilities
Long-term debt	9	9,630,351	13,245,598	16,511,220
		28,968,888	27,000,284	27,394,645
Shareholders’ Equity
Share capital	10,11,12	149,107,110	142,362,799	132,275,566
Contributed surplus		26,380,797	27,290,386	25,020,424
Special warrants		—	—	10,801,114
Other reserves		1,125,970	396,948	—
Deficit		(129,321,950)	(122,854,080)	(116,304,527)
		47,291,927	47,196,053	51,792,577
		76,260,815	74,196,337	79,187,222

Commitments and contingencies (Notes 13 and 14)

The accompanying notes are an integral part of the unaudited consolidated interim financial statements

3

ECU Silver Mining Inc.

(A Development Stage Company)

Consolidated Interim Statements of Comprehensive Income

		For the three month period		For the six month period
		ended June 30		ended June 30
		2011	2010	2011	2010
(unaudited, expressed in Canadian dollars)	Notes	$	$	$	$

Expenses
General and administration - Mexico		1,260,618	893,437	2,219,739	1,834,906
General and administration - Canada		711,130	471,748	1,056,929	950,582
Plan of Arrangement costs		1,682,901	—	1,682,901	—
Stock based compensation		—	184,818	—	531,960
Depreciation of property, plant and equipment		43,383	24,588	86,792	53,910
Foreign exchange gain		(110,795)	904,491	(685,462)	102,478
Inventory write-down		—	—	—	141,938
		3,587,237	2,479,082	4,360,899	3,615,774

Operating loss for the period		3,587,237	2,479,082	4,360,899	3,615,774

Finance income and costs
Finance income		(343)	(345)	(1,621)	(4,367)
Finance costs	22	799,016	840,985	2,108,592	1,623,751
		798,673	840,640	2,106,971	1,619,384

Loss for the period		4,385,910	3,319,722	6,467,870	5,235,158

Other comprehensive loss (income)
Foreign currency translation reserve		131,435	(88,885)	(729,022)	(2,280,364)
Comprehensive loss for the period		4,517,345	3,230,837	5,738,848	2,954,794

Loss per share
Basic and diluted loss per share	15	(0.014)	(0.011)	(0.021)	(0.017)

The accompanying notes are an integral part of the unaudited consolidated interim financial statements

4

ECU Silver Mining Inc.

(A Development Stage Company)

Consolidated Interim Statements of Changes in Equity

for the six months ended June 30, 2011 and 2010

		Share Capital		Contributed	Special	Other
		Number of	Amount	Surplus	Warrants	Reserves	Deficit	Total
(unaudited, expressed in Canadian dollars)	Notes	shares	$	$	$	$	$	$

Balance December 31, 2010		308,236,733	142,362,799	27,290,386	—	396,948	(122,854,080)	47,196,053
Loss for period							(6,467,870)	(6,467,870)
Translation adjustment						729,022		729,022
Stock-based compensation				—				—
Shares issued in private placement		4,000,000	2,600,000					2,600,000
Shares issued on exercise of options		350,000	472,930	(167,930)				305,000
Shares issued on exercise of warrants		4,494,600	3,678,308	(741,659)	—	—	—	2,936,649
Share issuance costs			(6,927)	—	—	—	—	(6,927)
Balance June 30, 2011		317,081,333	149,107,110	26,380,797	—	1,125,970	(129,321,950)	47,291,927

Balance, January 1, 2010		290,340,733	132,275,566	25,020,424	10,801,114	—	(116,304,527)	51,792,577
Loss for period							(5,235,158)	(5,235,158)
Translation adjustment						2,280,364		2,280,364
Stock-based compensation				589,568				589,568
Deemed exercise of Special Warrants:	10
Shares issued		16,946,000	10,421,790	—	(10,421,790)	—	—	—
Warrants issued		—	—	1,779,330	(1,779,330)	—	—	—
Share issuance costs		—	(1,400,006)	—	1,400,006	—	—	—
Balance, June 30, 2010		307,286,733	141,297,350	27,389,322	—	2,280,364	(121,539,685)	49,427,351

The accompanying notes are an integral part of the unaudited consolidated interim financial statements

5

ECU Silver Mining Inc.

(A Development Stage Company)

Consolidated Interim Statements of Cash Flows

	For the three month period		For the six month period
	ended June 30		ended June 30
	2011	2010	2011	2010
(unaudited, expressed in Canadian dollars)	$	$	$	$
OPERATING ACTIVITIES
Operating Loss for the period	(3,587,237)	(2,479,082)	(4,360,899)	(3,615,774)
Items not affecting cash
Depreciation of property, plant and equipment	43,383	24,588	86,792	53,910
Stock based compensation	—	184,818	—	531,960
Unrealized foreign exchange (gain) loss	211,438	1,075,829	(254,722)	355,041
Accretion interest	62,586	134,697	141,807	282,207
Gain on disposal of capital asset	(8,300)	(5,100)	(10,666)	(5,100)
Changes in non cash working capital items
Accounts receivable	(622,586)	(1,033,340)	(424,556)	(2,273,490)
Prepaid expenses	10,741	(9,177)	(67,548)	(50,745)
Accounts payable and accrued liabilities	2,827,704	353,700	4,370,336	(227,253)
Customer advances	415,028	1,168,896	(990,969)	1,260,096
Cash used in operating activities	(647,243)	(584,171)	(1,510,425)	(3,689,148)

INVESTMENT ACTIVITIES
Revenues from property development	4,125,261	4,425,413	10,121,353	7,611,679
Mining property exploration and development costs	(5,691,393)	(3,855,624)	(10,075,001)	(7,689,528)
Mining property acquisition costs	(1,358,059)	(1,165,800)	(1,506,502)	(1,165,800)
Purchase of property, plant and equipment	(241,846)	(454,374)	(427,005)	(675,571)
Finance income received	343	345	1,621	4,367
Cash used in investing activities	(3,165,694)	(1,050,040)	(1,885,534)	(1,914,853)

FINANCING ACTIVITIES
Shares and warrants issued for cash, net	2,596,583	—	2,596,583	—
Shares issued on exercise of options and warrants, net	1,460,162	—	3,238,139	—
Decrease in long term debt	(4,295)	(3,895)	(8,487)	(7,697)
Finance costs paid	(799,016)	(840,985)	(2,108,592)	(1,623,751)
Cash generated by financing activities	3,253,434	(844,880)	3,717,643	(1,631,448)

Effect of exchange rate changes on cash and cash equivalents	(4,866)	(13,494)	(10,945)	(6,158)

Increase (Decrease) in cash and cash equivalents during the period	(564,369)	(2,492,585)	310,739	(7,241,607)
Cash and cash equivalents, beginning of period	1,219,934	2,898,001	344,826	7,647,023
Cash and cash equivalents, end of period	655,565	405,416	655,565	405,416

The accompanying notes are an integral part of the unaudited consolidated interim financial statements

6

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

1. Nature of Activities

ECU Silver Mining Inc. was incorporated in the province of Quebec, Canada and its shares are publicly traded. The Company’s registered office is 1116 Avenue Granada, Rouyn-Noranda, Quebec, Canada and its executive office is located at 87 Front Street East, 2nd Floor, Toronto, Ontario, Canada. It is engaged in the acquisition, exploration and development of mining properties in Mexico that are mainly gold-bearing and silver-bearing. The Company has earned revenues from its exploration and development activities and is considered to be in the development stage. It has not yet determined whether a sufficient proportion of its mineral resources are economically exploitable and, accordingly, has not yet determined whether the mining properties contain economic mineral reserves.

These consolidated financial statements have been prepared on a going concern basis, which assumes that the Company will, in the ordinary course of business, be able to realize its assets and discharge its liabilities. The recoverability of the accumulated costs shown for mining properties and related deferred costs is dependent upon the existence of economically recoverable reserves, future profitable production, and on the Company’s ability to obtain the necessary financing to fund it’s operations.

2. Basis of Preparation

a) Statement of Compliance

The unaudited consolidated interim financial statements (“interim financial statements”) of ECU Silver Mining Inc. and all its subsidiaries (together referred to as “ECU” or the “Company”) for the six months ended June 30, 2011 have been prepared in accordance with IAS 34, Interim Financial Reporting, using accounting policies consistent with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and interpretations of the International Financial Reporting Interpretations Committee (“IFRIC”). The consolidated interim financial statements do not include all of the information required for full annual consolidated financial statements. Accordingly, certain information and disclosures normally included in annual financial statements prepared in accordance with IFRS, as issued by the International Accounting Standards Board (“IASB”), have been omitted or condensed.

The significant accounting policies applied in these consolidated interim financial statements are presented in note 3 and are based on IFRS in effect as of August 15, 2011. Any changes to IFRS that will impact the annual consolidated financial statements for the year ending December 31, 2011 could result in a restatement of these consolidated interim financial statements.

An explanation of how the transition to IFRS has affected the reported financial position, financial performance and cash flows of the Company is provided in note 23. This note includes reconciliations of equity, net earnings and total comprehensive income for the 2010 comparative periods, and of equity at the date of transition reported under previous Canadian generally accepted accounting principles to those reported under IFRS for those periods and at the date of transition.

7

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

b) Basis of Measurement

The consolidated interim financial statements have been prepared on a historical cost basis, except for the following, which are measured at fair value:

•                  derivative financial instruments

•                  financial instruments at fair value through profit and loss

•                  available-for-sale assets

The methods used to measure fair values are discussed further in note 3 l.

c) Basis of Consolidation

Subsidiaries related to significant properties of the Company are accounted for as follows:

			Accounting
Name	Location	Ownership	Method
BLM Minera Mexicana S.A de C.V.	Mexico	100%	Consolidated
Minera William S.A de C.V.	Mexico	100%	Consolidated
Minera Labri S.A. de C.V.	Mexico	100%	Consolidated

The consolidated financial statements also included the Company’s share of the income, expenses, assets and liabilities of the San Diego Joint Venture which involves jointly controlled exploration assets.

All inter-company transactions and balances have been eliminated.

3. Significant Accounting Policies

a) Presentation currency

The consolidated interim financial statements are presented in Canadian dollars which is the functional currency of ECU Silver Mining Inc. The functional currency of the Mexican subsidiaries is the Mexican peso. These consolidated interim financial statements have been translated to the Canadian dollar in accordance with IAS 21 The Effects of Changes in Foreign Exchange Rates. These guidelines require that assets and liabilities be translated using the exchange rate at period end, and income, expenses and cash flow items are translated using the rate that approximates the exchange rates at the dates of the transactions (i.e. the average rate for the period). Subsequent to the adoption of IFRS, all resulting exchange differences are recorded in the foreign currency translation reserve.

b) Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at reporting period exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in profit or loss. Non-monetary assets are translated at historical exchange rates.

8

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

c) Use of Estimates

The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.

Significant accounts that require estimates as the basis for determining the stated amounts include, but are not limited to, the accounting for accounts receivable and doubtful accounts, estimating the net realizable value of inventory, asset impairment, accounting for share-based payments, revenue recognition, calculation of depreciation, anticipated costs of asset retirement obligations and the valuation of deferred income tax assets and liabilities, mining interests and deferred expenditures. While management believes that these estimates and assumptions are reasonable, actual results could vary significantly.

In determining these estimates, the Company relies on assumptions regarding applicable industry performance and prospects, as well as general business and economic conditions that prevail and are expected to prevail. These assumptions are limited by the availability of reliable comparable data and the uncertainty of predictions concerning future events.

d) Revenue recognition

Revenue is recognized upon delivery when title and risk of ownership of metal and metal bearing concentrates passes to the buyer and when collection is reasonably assured. The contained metal in the concentrates shipped is assayed and the appropriate negotiated amount of recoverable metal contained therein is recorded as revenue based on the then current market rate of the metals. The concentrates are sold under contracts that provide for final prices to be determined by quoted market prices in a period subsequent to the date of the sale. Variations from the provisionally priced sales are recognized as revenue adjustments in the period they occur.

The Company has continued with the accounting practice under Canadian GAAP that, as the Company is in the development stage, all revenues are offset against mining properties and deferred exploration costs.

e) Cash and cash equivalents

The Company’s policy is to present cash and temporary investments having a term of three months or less from the acquisition date within cash and cash equivalents.

f) Mining Properties, and Deferred Exploration and Development Expenses

The amounts recorded as mining properties and deferred exploration costs represent exploration, development and associated operating costs incurred to date and are not intended to reflect present or future values. These costs are deferred until the discovery of economically exploitable reserves and the start-up of the production phase on a property-by-property basis or until the property is abandoned. Mining properties are abandoned when management allows property interests to lapse or when they determine that properties are not economically viable. Costs accumulated relating to projects that are abandoned are written-off in the year in which a decision to discontinue the project is made.

9

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

When it has been determined that a mining property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as incurred and are amortized using the units-of-production method over the estimated life of the ore body based upon recoverable ounces to be mined from estimated proven and probable reserves.

The Company is in the development stage and by definition commercial production has not yet commenced. Commercial production occurs when an asset or property is substantially complete, is fully permitted and ready for its intended use. No amortization of mining properties has been charged in these financial statements.

Where there is an indication that impairment may exist, senior management reviews the carrying values of mining properties and deferred exploration expenditures with a view to assessing whether there has been any impairment in value. In the event that it is determined there is an impairment in the carrying value of any property, the carrying value will be written down or written off, as appropriate. There was no impairment write-down required at June 30, 2011.

Supplies and spare parts are valued at the lower of average cost and replacement cost.

g) Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation and impairment provisions. Depreciation is provided for plant and equipment on a straight-line basis over the estimated useful lives of the related assets and deferred to mining properties or charged to expense as appropriate. Depreciation is charged separately for each significant part of an item of property, plant and equipment. The following estimated useful lives are being used:

Buildings	20 years
Leasehold improvements	2 or 8 years
Automotive	4 years
Machinery and equipment	10 years
Computer equipment	3 1/3 years
Office equipment	10 years

The estimated useful lives, depreciation method and residuals are reviewed at each reporting date.

h) Asset retirement obligations

The Company records the present value of its legal obligations associated with the asset retirement when the liability is incurred. The corresponding amount is capitalized as part of the related mining property’s carrying value. While the associated mining property is in the pre-production stage, the liability is accreted over time through periodic charges to mining property costs. In each subsequent period, the carrying amounts of the asset and the liability are adjusted for changes to the Company`s estimate of future cash flows associated with the retirement obligations.

Management estimates that the current present value of legal obligations for asset retirement is de minimis.

10

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

i) Income and Mining Taxes

The Company uses the liability method to account for income taxes. Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured by using enacted or substantively enacted tax rates expected to apply to taxable income in the years during which those temporary differences are expected to be recovered or settled. Deferred tax asset is only recognized if it can be demonstrated that there will be taxable profits in future years to utilize the deductible temporary differences and unused tax losses. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

j) Basic and Diluted Loss per Share

The basic loss per share is calculated using the weighted average number of shares outstanding during the period. We follow the treasury stock method in calculating diluted earnings per share. Under this method, the weighted average number of shares includes the potentially dilutive effects of the conversion of in-the-money stock options and warrants into common shares. The effect of potential issuances of shares under options and warrants would be anti-dilutive when a loss is reported, and therefore basic and diluted losses per share are the same.

k) Stock-based compensation

Stock options granted to employees and non-employees are accounted for using the fair value method. Under this method, the compensation cost is measured as at the date of the grant by applying the Black-Scholes option pricing model. The determined fair value is recognized as a cost over the vesting period with a corresponding increase to contributed surplus. Those costs which relate to employees engaged in exploration and development of mining properties, are capitalized to deferred mining property costs. On the exercise of stock options, consideration paid and the associated contributed surplus amount is transferred to common shares.

l) Financial Instruments

All financial assets are classified as either at fair value through profit or loss or amortized cost. Financial assets must be designated as at fair value through profit or loss except for financial assets classified at amortized cost if the objective is to collect contractual cash flows made up of principal and interest payments which are paid at a specified date. Cash and cash equivalents and accounts receivable are designated as amortized cost. All financial liabilities are designated at amortized cost unless the Company on initial recognition has classified the liability at fair value. All financial derivatives including embedded derivatives are classified as at fair value through profit or loss unless the financial derivative meets the criteria of an equity instrument. All financial assets and liabilities designated as amortized cost use the effective interest method. Impairment provisions are made if and only if there is objective evidence that the financial asset is impaired.

Transaction costs such as arrangement and advance fees charged by the Company’s principal lender in connection with long term debt are expensed at the time they are incurred.

11

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

Fair value hierarchy:

Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

Level 1 reflects valuation based on quoted prices observed in active markets for identical assets or liabilities.

Level 2 reflects valuation techniques based on inputs that are quoted prices of similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; inputs other than quoted prices used in a valuation model that are observable for that instrument; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 reflects valuation techniques with significant unobservable market inputs.

A financial instrument is classified to the lowest level of the hierarchy for which a significant input has been considered in measuring fair value. The financial instruments in the Company’s financial statements, measured at fair value, are the cash and cash equivalents.

m) Financial derivatives - warrants

A financial derivative such as a warrant which will be settled with the Company’s own equity instruments will be designated as an equity instrument if the derivative has no contractual obligation and is to acquire a fixed number of the entity’s own equity instruments for a fixed amount of Canadian dollars. A warrant will be considered as a financial liability at fair value through profit or loss if it is to acquire either a variable number of equity instruments or consideration. However, if the warrant is for a fixed number of equity instruments but the exercise is in a currency other than the functional currency the warrant will be a financial liability unless the warrants were offered pro rata to all of its existing owners of the same class of its own non-derivative equity instruments.

n) Financial derivatives - embedded derivatives

Certain derivatives embedded in other financial instruments are treated as separate derivatives when their economic characteristics and risks are not closely related to those of the host contract and the host contract is not carried at fair value through profit or loss. These embedded derivatives are separately accounted for at fair value, with changes in fair value recognised in profit or loss.

o) Impairment of non-financial assets

The Company’s non-financial assets include mining properties and property, plant and equipment. The assets are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized in profit or loss when the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to sell and value in use. Where an individual asset cannot be assessed for impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units). Non-financial assets that suffered an impairment loss are reviewed for possible reversal of the impairment at each reporting date and any reversals are recognized in profit or loss.

12

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

4. Recent accounting pronouncements

Certain pronouncements have been issued by the International Accounting Standards Board (“IASB”) or the International Financial Reporting Interpretation Committee (“IFRIC”) that are mandatory for accounting periods after December 31, 2010. Many are not applicable or do not have a significant impact to the Corporation and have been excluded from the discussion below.

a) New standards, amendments and interpretations issued effective for the financial year beginning January 1, 2011

Revised IAS 24 (revised), ‘Related party disclosures’, was issued in November 2009 and supersedes IAS 24, ‘Related party disclosures’, issued in 2003. IAS 24 (revised) is mandatory for periods beginning on or after 1 January 2011. The revised standard clarifies and simplifies the definition of a related party.

Classification of rights issues’ (amendment to IAS 32), issued in October 2009. The amendment addresses the accounting for rights issues, warrants and options that are denominated in a currency other than the functional currency of the issuer. Provided certain conditions are met, such rights issues are now classified as equity regardless of the currency in which the exercise price is denominated. The Company will apply the amended standard from January 1, 2011 where applicable. It is not expected to have any impact on the Company’s financial statements.

IFRIC 19, ‘Extinguishing financial liabilities with equity instruments’, effective July 1, 2010. The interpretation clarifies the accounting by an entity when the terms of a financial liability are renegotiated and result in the entity issuing equity instruments to a creditor of the entity to extinguish all or part of the financial liability (debt for equity swap). It requires a gain or loss to be recognised in profit or loss, which is measured as the difference between the carrying amount of the financial liability and the fair value of the equity instruments issued. It is not expected to have any impact on the Company’s financial statements.

b) New standards, amendments and interpretations issued effective for the financial year beginning January 1, 2013 but early adopted by the Company

IFRS 9, ‘Financial instruments’, issued in November 2009 and amended in October 2010. This standard is the first step in the process to replace IAS 39, ‘Financial instruments: recognition and measurement’. IFRS 9 introduces new requirements for classifying and measuring financial assets and financial liabilities. The standard is not applicable until January 1, 2013 but the Company is early adopting as the profile of the Company’s financial assets and financial liabilities would be more appropriately classified under IFRS 9 rather than IAS 39.

13

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

5. Cash and cash equivalents

	June 30,	December 31,	January 1,
	2011	2010	2010
Cash at bank	655,565	344,826	3,647,023
Term deposits	—	—	4,000,000
	655,565	344,826	7,647,023

6. Accounts receivable, advances and deposits

	June 30,	December 31,	January 1,
	2011	2010	2010
Trade receivables	510,030	357,320	125,171
Value added taxes recoverable	1,281,809	1,077,878	661,311
Expenses recoverable from Joint Venture partner	5,910	2,372	165,320
Deposits and advances	252,289	187,912	112,195
	2,050,038	1,625,482	1,063,997

None of the balances are considered impaired.

14

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

7. Mining property costs and property, plant and equipment

	Mining property costs					Supplies and	Property, plant
	Velardeña	Chicago	San Diego	Nazas	Flechas	spare parts	and equipment	Total
Cost
Balance January 1, 2010	49,774,885	2,896,067	981,775	—	—	524,411	20,998,571	75,175,709
Acquisition costs	—	—	—	155,437	—	—	959,091	1,114,528
Disposal	—	—	—	—	—	—	(18,582)	(18,582)
Revenues	(16,246,560)	(3,099,126)	—	—	—	—		(19,345,686)
Exploration and development costs	14,357,446	2,296,239	9,506	171,853	726,847	76,526		17,638,417
Depreciation capitalized	1,855,701	—	—	—	—	—		1,855,701
Stock based compensation	83,137	—	—	—	—	—		83,137
Reversal of inventory write-down	2,045,613	—	—	—	—	—		2,045,613
Foreign exchange movement	293,637	(3,875)	4,926	(6,160)	—	3,350	103,202	395,080
Balance December 31, 2010	52,163,859	2,089,305	996,207	321,130	726,847	604,287	22,042,282	78,943,917
Acquisition costs	—	292,823	—	47,879	—	(47,364)	427,005	720,343
Disposal / Write-off	—	—	—	—	—	—	(260,519)	(260,519)
Revenues	(10,121,353)	—	—	—	—	—		(10,121,353)
Exploration and development costs	8,624,281	870,272	453,599	79,485	—	—		10,027,637
Depreciation capitalized	915,917	—	—	—	—	—		915,917
Foreign exchange movement	533,324	11,798	4,880	1,630	7,576	6,324	223,703	789,235
Balance June 30, 2011	52,116,028	3,264,198	1,454,686	450,124	734,423	563,247	22,432,471	81,015,177

Accumulated depreciation
Balance January 1, 2010							4,776,650	4,776,650
Depreciation for the year							1,988,654	1,988,654
Disposition							(13,502)	(13,502)
Foreign exchange movement							3,275	3,275
Balance December 31, 2010							6,755,077	6,755,077
Depreciation for the period							1,002,709	1,002,709
Disposition							(252,617)	(252,617)
Foreign exchange movement							59,533	59,533
Balance June 30, 2011							7,564,702	7,564,702

Net book value
at January 1, 2010	49,774,885	2,896,067	981,775	—	—	524,411	16,221,921	70,399,059
at December 31, 2010	52,163,859	2,089,305	996,207	321,130	726,847	604,287	15,287,205	72,188,840
at June 30, 2011	52,116,028	3,264,198	1,454,686	450,124	734,423	563,247	14,867,769	73,450,475

15

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

8. Customer advances

The Company has made arrangements with the customer of its doré bars to provide financing in the form of advances prior to product delivery. The advances are denominated in US dollars and interest is charged at the rate of 18% per annum on outstanding balances. Both advance amounts and interest are settled at the time of sales invoice payment.

9. Long-term debt

	June 30,	December 31,	January 1,
	2011	2010	2010
Term loan	16,028,583	16,528,801	17,466,087
less current portion	(6,411,433)	(3,305,760)	(2,911,015)
	9,617,150	13,223,041	14,555,072
Mineral concession liability	911,306	1,813,364	3,567,999
less current portion	(911,306)	(1,813,364)	(1,651,806)
	—	—	1,916,193
Facilities loan	31,468	39,955	55,735
less current portion	(18,267)	(17,398)	(15,780)
	13,201	22,557	39,955
	9,630,351	13,245,598	16,511,220

Term loan

As at period end the Company owed $16,028,583 ($16,618,541 US dollars) on its term loan. The facility was restructured during the period. Principal repayments under the amended facility are payable in thirty equal monthly payments commencing July 31, 2011 and ending December 31, 2013. The terms of interest payable under the restructured facility were unchanged being payable quarterly and calculated at the greater of 12% and 1-month London Interbank Offered Rate plus 6%. The effective rate of interest on the loan is 12.8% . The loan is secured by a first mortgage covering certain of the current mining properties of the Company’s Mexican subsidiaries, as well as the current and future facilities constructed thereon.

Mineral concession liability

Amount $
Balance - December 31, 2010	1,813,364
Accretion interest	141,807
Payments	(1,165,800)
Unrealized translation gain	121,935
Balance - June 30, 2011	911,306

16

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

The Company previously entered into contracts which terminated the legal actions related to title of four mineral concessions on the Velardeña property and settled the title matter. Under the terms of the contracts, the Company agreed to pay a total of $6,000,000 US dollars in a series of 6 payments of $1,000,000 US dollars, commencing May 19, 2009 and running semi-annually thereafter ending November 17, 2011, without interest. Under the terms of the contracts, a 30% interest in the title to the concessions will transfer to the counterparty should the Company fail to make the payments agreed there under.

The fair value of the debt at initial recognition was estimated using the discounted cash flow method. The debt is being accreted over the expected life of 2 1/2 years using the effective interest method at a rate of 15.5%.

Facilities loan

This loan carries interest at 10% and is repayable over a 5 year term in monthly payments of principal and interest of $1,698 and matures February 2013.

10. Share capital

The Company’s authorized share capital consists of an unlimited number of common shares without par value.

During the period, the Company completed a private placement of 4,000,000 common shares at $0.65 per common share for gross proceeds of $2,600,000.

In 2009, the Company completed an offering of 16,946,000 special warrants (the “Special Warrants”) to subscribers on a private placement basis at a price of $0.72 per Special Warrant for a total gross proceeds of $12,201,120. The net proceeds of the issue of $10,801,114 were reflected in a separate category in Shareholders’ Equity at January 1, 2010.

Effective January 27, 2010, following receipt of a short form prospectus filing, all the outstanding Special Warrants were deemed to be exercised, resulting in the issuance of 16,946,000 units (the “Unit”). Each Unit was comprised of one common share in the share capital of the Company and one-half of one warrant to purchase a common share in the share capital of the Company (each whole warrant, a “Purchase Warrant”). Each Purchase Warrant entitles the holder thereof to purchase one common share in the share capital of the Company at an exercise price of $0.90 per Purchase Warrant at any time before December 9, 2011. The gross proceeds of the Special Warrant offering were assigned on deemed conversion $10,421,790 to common shares and $1,779,330 to warrants. The fair value of the warrants was estimated on the date of the private placement based on the Black-Scholes option pricing model using the following assumptions: risk-free interest rate 1.0%, expected life 2 years, expected volatility 65%, and expected dividend yield 0%. The costs of the private placement issue have been reflected as share issuance costs.

17

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

11. Stock Options

Under the terms of the Company’s stock option plan (the “Plan”) 14,252,398 Common Shares have been reserved for issuance. Options under the Plan are permitted to be granted to directors, officers, employees and consultants of the Company, provided that the maximum number of Common Shares which may be reserved for issuance to any one beneficiary in any 12 month period may not exceed 5% of the number of Common Shares then issued and outstanding or 2% in the case of a beneficiary who is conducting investor relations activities. The exercise price of options granted under the Plan is not permitted to be less than the closing price of the Common Shares on the day preceding the grant of the options, less any discount allowed by applicable securities legislation. Options granted pursuant to the Plan will have an exercise period of no more than 10 years, or such lesser period as may be permitted by applicable securities legislation.

A summary of changes in common stock options outstanding is presented below:

	Six months ended		Year ended
	June 30, 2011		December 31, 2010
		Weighted		Weighted
		average		average
		exercise		exercise
	Number	price ($)	Number	price ($)
Options outstanding, beginning of year	15,365,000	1.86	15,740,000	1.83
Granted	—	—	100,000	0.80
Exercised	(350,000)	0.87	(300,000)	0.80
Cancelled	(1,780,000)	1.00	(175,000)	0.71
Options outstanding, end of period	13,235,000	2.00	15,365,000	1.86
Options exercisable, end of period	13,235,000	2.00	15,365,000	1.86

The exercise price of the options granted was greater than the market price at the date of grant.

The following table summarizes information about the common stock options outstanding and exercisable at June 30, 2011:

				Weighted
				average
		Number of	Number of	remaining
	Exercise	options	options	contractual
Expiry Date	price ($)	outstanding	exercisable	life (years)
September 23, 2011	1.59	600,000	600,000	0.2
December 21, 2011	3.00	2,000,000	2,000,000	0.5
October 10, 2012	2.40	5,115,000	5,115,000	1.3
November 19, 2012	2.40	150,000	150,000	1.4
July 25, 2013	1.70	2,850,000	2,850,000	2.1
October 22, 2014	0.80	2,520,000	2,520,000	3.3
	2.00	13,235,000	13,235,000	1.7

18

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

No stock options were granted during the six month period ended June 30, 2011. The amount recorded for share-based compensation was as follows:

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Share based compensation in mining property costs	—	26,397	—	57,608
Share based compensation in administrative expenses	—	184,818	—	531,960
Total share-based compensation	—	211,215	—	589,568

Option pricing models including the Black-Scholes model require the input of highly subjective assumptions that can materially affect the fair value estimate and therefore do not necessarily provide a reliable measure of the fair value of the Company’s stock options.

12. Warrants

Changes during the period in share purchase warrants issued are as follows:

	Six months ended		Year ended
	June 30, 2011		December 31, 2010
		Weighted		Weighted
		average		average
		exercise		exercise
	Number	price ($)	Number	price ($)
Balance, beginning of year	50,310,426	0.92	42,487,426	0.92
Granted	—	—	8,473,000	0.90
Exercised	(4,494,600)	0.69	(650,000)	0.92
Expired	(1,450,000)	0.95	—	—
Balance, end of year	44,365,826	0.94	50,310,426	0.92

The Company had the following share purchase warrants outstanding at June 30, 2011:

				Weighted
				average
		Number of	Number of	remaining
	Exercise	warrants	warrants	contractual
Expiry Date	price ($)	outstanding	exercisable	life (years)
December 9, 2011	0.90	7,727,250	7,727,250	0.4
February 20, 2014	0.95	36,638,576	36,638,576	2.6
	0.94	44,365,826	44,365,826	2.2

19

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

13. Commitments

Operating leases

The Company is committed operating leases with annual payment requirements as follows:

Year	Amount $
2011	86,089
2012	174,646
2013	61,758
2014	39,082
2015 and beyond	9,770
371,345

14. Contingencies

Intangible Asset

In January 2005, the Company acquired the rights to use a technology which is expected to increase material recuperation of current and future Mexican projects. At the time the agreement was reached the Company issued 500,000 common shares and the Company is bound to issue an additional 500,000 common shares should it choose to use the technology at a commercial scale. In addition, the agreement provides that the Company pay royalties of 1.5% of all production resulting from the application of the technology in Mexican properties. The technology was not employed in the current period.

15. Loss per share

The computations of basic and diluted loss per share are as follows:

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Loss for the period	$4,385,910	$3,319,722	$6,467,870	$5,235,158

Basic weighted average number of common shares	312,132,051	307,286,733	311,269,949	304,758,877
Dilutive potential from options and warrants	—	—	496,680	—
Dilutive weighted average number of common shares	312,132,051	307,286,733	311,766,629	304,758,877

Loss per share, basic and diluted	$0.014	$0.011	$0.021	$0.017

20

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

16. Management of Capital

The Company’s objectives in managing its capital resources are to ensure the entity’s ability to continue as a going concern. The Company satisfies its capital requirements through careful management of its cash resources and by utilizing credit facilities or issuing equity, as necessary, based on the prevalent economic conditions of both the industry and the capital markets and the underlying risks characteristics of the related assets.

As at June 30, 2011, the Company had long-term debt of $16,618,541 US dollars. In January 2011, the Company restructured the facility with its lender. Principal repayments under the amended facility are payable in thirty equal monthly payments commencing July 31, 2011 and ending December 31, 2013.

The Company is also obligated to semi-annual payments of $1,000,000 US dollars due under terms of a mineral concession agreement. One final payments is due November 17, 2011.

Based on current plans and estimates management believes that its operations can be funded through working capital, potential future credit facilities, and cash flow expected to be generated from the sale of products from its operations. As discussed note 1, the Company is dependent on its ability to raise the necessary capital to fund its operations and management can not provide assurance that it will ultimately be able to complete the required funding transactions. Furthermore, since we do not have proven and probable reserves we can not predict with confidence the level of cash flows that will be generated from the milling operations. As such, we may need to either restructure our long term debt so that repayment requirements match the cash generation capability or raise additional equity in the alternate. Management can provide no guarantee that the Company will be successful in these transactions should they be required.

The Company is not subject to any externally imposed capital requirements and there has been no change with respect to the overall capital risk management strategy during the period.

21

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

17. Financial Instruments

The Company’s financial instruments consist of the following:

	June 30, 2011		December 31, 2010		January 1, 2010
	Carrying	Fair	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value	Value	Value
Financial Assets
- Amortized cost
Cash and cash equivalents	655,565	655,565	344,826	344,826	7,647,023	7,647,023
Accounts receivable	1,797,749	1,797,749	1,437,570	1,437,570	951,802	951,802
Advances and deposits	252,289	252,289	187,912	187,912	112,195	112,195
Financial Liabilities
- Amortized cost
Accounts payable and accrued liabilities	7,970,743	7,970,743	3,600,407	3,600,407	4,360,474	4,360,474
Customer advances	4,026,788	4,026,788	5,017,757	5,017,757	1,944,350	1,944,350
Long-term debt	16,971,357	16,971,357	18,382,120	18,382,120	21,089,821	21,089,821

The fair value of all financial assets approximate their carrying values due to their short-term maturity. For financial liabilities, except in the case of long-term debt, the fair value approximates the carrying amount because the market rate of interest is paid. There are no outstanding financial instruments measured at fair value and accordingly no disclosure of the fair value hierarchy.

22

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

18. San Diego - Joint Venture

The Company’s consolidated financial statements include the following amounts related to the San Diego Joint Venture which is considered a jointly controlled asset:

	June 30,	December 31,	January 1,
	2011	2010	2010
Long term assets
Mining property costs	1,088,702	630,223	615,791

Cash flows resulting from investing activities
Mining property costs	(453,599)	(9,506)	(60,876)

ECU’s share in the joint venture with Golden Tag Resources Ltd (“Golden Tag”) is 50% of the mining property costs incurred following the $1,500,000 US dollars earn in by Golden Tag as well as a 50% interest in the rights of the San Diego property.

19. Loss Carry Forwards

These financial statements do not recognize a deferred tax asset for tax loss carry forwards as it cannot be demonstrated that the Company will have taxable profits in the future with which to offset these losses. The Company will review at each reporting date the unrecognized deferred tax asset to determine whether an asset should be recognized based upon the circumstances at that time.

At December 31, 2010, the Company had non-capital loss carry forwards, available to offset future taxable income for Canadian tax purposes, aggregating $10,209,887 which expire over the period between 2014 and 2030.

At December 31, 2010, the Company had tax loss carry forwards, available to offset future taxable income in Mexico, aggregating $39,566,687 which expire between 2011 and 2020.

20. Income tax expense

There is no current income tax expense or provision for deferred tax as a result of tax losses and because of recent operating losses the Company cannot demonstrate future taxable profits meaning a deferred tax asset on tax losses carried forward cannot be recognized.

23

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

21. Related Party Transactions

Key management personnel includes the members of the management team who directly report to the chief executive officer

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Salaries and other short term benefits	617,193	258,596	888,517	517,535
Share-based payments	—	142,429	—	409,951
	617,193	401,025	888,517	927,486

22. Finance costs

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Interest and bank charges	223,941	156,651	454,330	253,879
Interest on long term debt	575,075	684,334	1,170,862	1,369,872
Long term debt restructuring fee	—	—	483,400	—
	799,016	840,985	2,108,592	1,623,751

23. Transition to IFRS

The accounting policies set out in Note 3 of the consolidated interim financial statements for the three months ended March 31, 2011 have been applied without change in preparing the consolidated interim financial statements for the six months ended June 30, 2011. In Note 23 of the March 31, 2011 consolidated interim financial statements, the Company reported the impact of the transition to IFRS at January 1, 2010 and December 31, 2010. There have been no changes to the reconciliations as previously reported.

In preparing these IFRS financial statements, the Company has adjusted amounts reported previously in financial statements prepared in accordance with Canadian GAAP (“CGAAP”). An explanation of how the transition from CGAAP to IFRS has affected the Company’s equity and financial performance is set out in the following reconciliations:

•                  reconciliation of equity at June 30, 2010

•                  reconciliation of total comprehensive income for the three months ended June 30, 2010

•                  reconciliation of total comprehensive income for the six months ended June 30, 2010

No reconciliation is required for the consolidated cash flow statement as there are no significant differences.

24

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

Equity Reconciliation at June 30, 2010

Total equity reported under CGAAP	60,070,932
Adjustment required in changing from the temporal method	(10,663,598)
Adjustment required to retrospectively apply IFRS 2	20,017
Total equity reported under IFRS	49,427,351

Total Comprehensive Income Reconciliation for three months ended June 30, 2010

Total comprehensive loss reported under CGAAP	3,400,930
Adjustment required in changing from the temporal method	1,197,623
Adjustment required to retrospectively apply IFRS 2	(81,208)
Total comprehensive loss reported under IFRS	4,517,345

Total Comprehensive Income Reconciliation for six months ended June 30, 2010

Total comprehensive loss reported under CGAAP	5,253,280
Adjustment required in changing from the temporal method	485,660
Adjustment required to retrospectively apply IFRS 2	(92)
Total comprehensive loss reported under IFRS	5,738,848

Explanation for reconciling items

Under CGAAP the Company used the temporal method in translating foreign operations and non-monetary assets and liabilities in foreign currency to the presentation currency. This adjustment is primarily the impact of translating mining property costs and property plant and equipment at the closing rates on consolidation rather than the historic rates and removing exchange differences on the consolidation of foreign operations from profit or loss and including in equity.

The method of calculating the fair value under IFRS 2 for stock based compensation plans is different than CGAAP due to grading and allowing an assumption for a forfeiture. This adjustment is the impact of this difference.

25

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

24. Subsequent Events

Private Placement Financing

On June 24, 2011, the Company announced that it had entered into a definitive agreement in respect of a business combination transaction (the “Transaction”) with Golden Minerals Company (“Golden Minerals”) and a subscription agreement pursuant to which the Company agreed to issue to Golden Minerals $15 million in principal amount of 0.0% convertible senior unsecured notes due June 30, 2012 (the “Notes”) at par in a private placement. On July 13, 2011, the private placement was completed and the Company issued the Notes. The Notes are convertible by Golden Minerals at any time prior to 5:00 p.m. (Toronto time) on June 29, 2012 into common shares of the Company at a rate of 1,032 common shares for each $1,000 in principal amount converted. The Notes are also redeemable at par by the Company. In addition, the Company may elect to extend the maturity of the Notes for up to 6 months under certain conditions, with interest accruing at 10% per annum during such extension period. The proceeds of the Note are held in an escrow account and may only be used by the Company for specified purposes, including (i) expenses associated with development, exploration, operating and general and administrative costs relating to the development and operating activities at the Velardeña property; (ii) general and administrative expenses and the various expenses incurred in connection with the Transaction; (iii) regularly scheduled principal and interest payments on arm’s length indebtedness existing at the date of the Note issuance; and (iv) such other expenditures as may be approved by Golden Minerals.

Property Acquisition

On July 21, 2011, the Company acquired 100% ownership of the Flechas property through the issuance of 3,000,000 shares.

25. Approval of the financial statements

The consolidated interim financial statements of ECU Silver Mining Inc. for the six months ended June 30, 2011 and 2010 were approved and authorized for issue by the Board of Directors on August 15, 2011.

These consolidated interim financial statements have been amended to include note 26 which presents the material differences between Canadian and United States generally accepted accounting principles (“GAAP”).

26.  Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles

The Company prepares its consolidated financial statements in Canada in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and in accordance with Interpretations as issued by the International Financial Reporting Interpretations Committee (“IFRIC”) which differ in certain respects from GAAP in the United States. The effect of the principal measurement differences between IFRS and United States GAAP are summarized in the following:

26

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

Consolidated summarized balance sheets:

		June 30, 2011			December 31, 2010			January 1, 2010
		IFRS	Adjustments	U.S. GAAP	IFRS	Adjustments	U.S. GAAP	IFRS	Adjustments	U.S. GAAP
	Footnote	$	$	$	$	$	$	$	$	$
Assets
Current assets
Cash and cash equivalents		655,565	—	655,565	344,826	—	344,826	7,647,023	—	7,647,023
Accounts receivable, advances and deposits		2,050,038	—	2,050,038	1,625,482	—	1,625,482	1,063,997	—	1,063,997
Prepaid expenses	e	104,737	671	105,408	37,189	119	37,308	77,143	1,559	78,702
Non current assets
Mining property costs and property, plant and equipment	a, b, c, e, f	73,450,475	(22,907,249)	50,543,226	72,188,840	(22,021,793)	50,167,047	70,399,059	(19,009,299)	51,389,760
		76,260,815	(22,906,578)	52,865,371	74,196,337	(22,021,674)	52,174,663	7,918,722	(19,007,740)	60,179,482
Liabilities and equity
Current liabilities
Accounts payable and accrued liabilities		7,970,743	—	7,970,743	3,600,407	—	3,600,407	4,360,474	—	4,360,474
Customer advances		4,026,788	—	4,026,788	5,017,757	—	5,017,757	1,944,350	—	1,944,350
Current portion of long-term debt		7,341,006	—	7,341,006	5,136,522	—	5,136,522	4,578,601	—	4,578,601
Non current liabilities				—
Long-term debt		9,630,351	—	9,630,351	13,245,598	—	13,245,598	16,511,220	—	16,511,220
		28,968,888	—	28,968,888	27,000,284	—	27,000,284	27,394,645	—	27,394,645
Shareholders’ Equity:
Share capital		149,107,110	—	149,107,110	142,362,799	—	142,362,799	132,275,566	—	132,275,566
Value assigned to:
Contributed surplus		26,380,797	—	26,380,797	27,290,386	—	27,290,386	25,020,424	243,969	24,776,655
Special warrants		—	—	—	—	—	—	10,801,114	—	10,801,114
Other reserves	e	1,125,970	(265,513)	860,457	396,948	(396,948)	—	—	—	—
Deficit	a, b, c, e, f	(129,321,950)	(22,641,065)	(151,963,015)	(122,854,080)	(21,624,726)	(144,478,806)	(116,304,527)	(18,763,971)	(135,068,498)
		47,291,927	(22,906,578)	24,385,349	47,196,053	(22,021,674)	25,174,379	51,792,577	(19,007,740)	32,784,837

		76,260,815	(22,906,578)	53,354,237	74,196,337	(22,021,674)	52,174,663	79,187,222	(19,007,740)	60,179,482

27

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

Consolidated summarized statements of loss and other comprehensive loss:

		Three months ended June 30,		Six months ended June 30,
	Footnote	2011	2010	2011	2010

Loss in accordance with IFRS		(4,385,910)	(3,319,722)	(6,467,870)	(5,235,158)
Mining property costs	a	(2,171,008)	(1,190,113)	(3,439,956)	(2,566,430)
Other income	b	91,227	1,211,367	2,423,617	1,351,798
Stock-based compensation and stock options expense	c	—	(28,609)	—	(52,527)
Financing fees for convertible debentures	d	—	—	—	(22,603)
Accretion expense relating to convertible debentures	d	—	—	—	24,879
Stock based compensation plans fair value	f	—	81,208	—	92
Loss in accordance with U.S. GAAP		(6,465,691)	(3,245,869)	(7,484,209)	(6,499,949)

Other comprehensive loss in accordance with IFRS		131,435	(88,885)	(729,022)	(2,280,364)
Foreign currency translation reserve	e	(131,435)	88,885	729,022	2,280,364
Other comprehensive loss in accordance with U.S. GAAP		—	—	—	—

Total comprehensive loss in accordance with U.S. GAAP		(6,465,691)	(3,245,869)	(7,484,209)	(6,499,949)

Weighted-average common shares
Basic		312,132,051	307,286,733	311,269,949	304,758,877
Diluted		312,132,051	307,286,733	311,766,629	304,758,877

Loss per share in accordance with U.S. GAAP
Basic		(0.021)	(0.011)	(0.024)	(0.021)
Diluted		(0.021)	(0.011)	(0.024)	(0.021)

Consolidated summarized statements of deficit:

		Three months ended June 30,		Six months ended June 30,
	Footnote	2011	2010	2011	2010

Deficit, end of period, pursuant to IFRS		(129,321,950)	(121,539,685)	(129,321,950)	(121,539,685)
Opening US GAAP adjustments balance		(20,561,284)	(20,346,384)	(21,624,726)	(19,007,740)
Mining property costs	a	(2,171,008)	(1,190,113)	(3,439,956)	(2,566,430)
Other income	b	91,227	1,211,367	2,423,617	1,351,798
Stock-based compensation and stock options expense	c	—	(28,609)	—	(52,527)
Financing fees for convertible debentures	d	—	—	—	(22,603)
Accretion expense relating to convertible debentures	d	—	—	—	24,879
Stock based compensation plans fair value	f	—	81,208	—	92
Deficit, end of period, pursuant to U.S. GAAP		(151,963,015)	(141,812,216)	(151,963,015)	(141,812,216)

28

ECU Silver Mining Inc.

(A Development Stage Company)

Notes to Consolidated Interim Financial Statements

for the six months ended June 30, 2011 and 2010

(unaudited, expressed in Canadian dollars unless otherwise noted)

Consolidated summarized statements of cash flows:

		Three months ended June 30,		Six months ended June 30,
	Footnote	2011	2010	2011	2010

Cash provided from (used in) operating activities
Pursuant to IFRS		(647,243)	(584,171)	(1,510,425)	(3,689,148)
Mining property costs	g	(2,171,008)	(1,190,113)	(3,439,956)	(2,566,430)
Other income	g	91,227	1,211,367	2,423,617	1,351,798
Stock-based compensation and stock options expense	g	—	(28,609)	—	(52,527)
Pursuant to U.S. GAAP		(2,727,024)	(591,526)	(2,526,764)	(4,956,307)

Cash provided from (used in) investing activities
Pursuant to IFRS		(3,165,694)	(1,050,040)	(1,885,534)	(1,914,853)
Mining property costs	g	2,171,008	1,190,113	3,439,956	2,566,430
Other income	g	(91,227)	(1,211,367)	(2,423,617)	(1,351,798)
Stock-based compensation and stock options expense	g	—	28,609	—	52,527
Pursuant to U.S. GAAP		(1,085,913)	(1,042,685)	(869,195)	(647,694)

29

Notes to consolidated United States GAAP adjustments:

a.     Mining property costs

Under IFRS, exploration and evaluation expenditures on identifiable properties are capitalized. Costs of acquiring mineral properties and related evaluation expenditures during the exploration and evaluation stages include those costs related to the search for mineral resources, the determination of technical feasibility and the assessment of commercial viability of an identified resource. United States GAAP requires that all exploration costs be expensed.

b.     Mining property costs classification in other income

Under IFRS, net revenue or expense derived from a mineral property prior to the production phase of a mine is capitalized and included in the cost of the asset. A United States GAAP adjustment arises because United States GAAP requires that all exploration related costs and associated revenues be expensed. Furthermore, United States GAAP requires that any incremental and direct costs associated with the sale of excavated saleable minerals during the development phase of the mine and prior to the production phase of the mine be classified as Other income and offset by the related amounts of proceeds from the sale of these minerals. Incremental and direct costs are those costs that would otherwise have not been incurred if not for the sale of these minerals.

c.     Stock-based compensation and stock options

Under IFRS, stock-based compensation costs and stock option costs incurred during the exploration or development stage of the mineral properties are capitalized prior to the establishment of proven or probable reserves in circumstances where they are directly related to the exploration and evaluation of an underlying identifiable mineral property. United States GAAP requires that all stock-based compensation costs and stock option costs be expensed.

d.     Convertible debentures

Under IFRS, convertible debenture proceeds are allocated between their debt and equity component parts based on the relative fair values of the debt component and the embedded conversion feature. The debt component is accreted to the face value of the debentures with the resulting interest expense charged to operations. The costs of the

30

financing are allocated on a proportional basis between the liability and equity portions based on their relative fair values with the liability portion of the costs expensed and the equity portion treated as a reduction of the gross proceeds allocated to the equity component. United States GAAP treats the convertible debenture solely as a liability since the embedded conversion feature does not meet US GAAP requirements for classification as an equity component. The liability is recorded at its full face value since the embedded conversion feature has no intrinsic value on a stand-alone basis and accordingly does not meet the requirements of an equity component under United States GAAP. United States GAAP requires that convertible debentures, net of issuance costs, be accreted to face value over the term ending on the first put date of the debentures which, in this case, is the issuance date of the debentures since the debentures are convertible on demand by the Unit holders. Thus, the debentures’ carrying value prior to conversion equaled their face value on the balance sheet.

e.     Foreign currency translation reserve

Under IFRS, the results and financial position of subsidiaries that have a functional currency different from the presentation currency are translated into the presentation currency as follows: assets and liabilities are translated at the closing rate at the reporting date; income and expenses for each income statement item are translated at average exchange rates for the period; and all resulting exchange differences are recognized in other comprehensive income as foreign currency translation reserve. United States GAAP requires that certain non-monetary assets and liabilities in foreign currencies be translated at historical rates such as mining property costs and property plant and equipment. Therefore, for US GAAP purposes, mining property costs and property plant and equipment have been translated at their historical rates such that the IFRS financial statements have been adjusted to reclassify the foreign currency translation reserve from deficit and other reserves to the underlying Balance Sheet items impacted.

f.      Stock based compensation plans fair value

Under IFRS, the method of calculating the fair value of stock based compensation plans includes the requirement to adjust the compensation expense for estimates of non-market vesting conditions, such as options that are not expected to vest (i.e. forfeitures). Furthermore, IFRS grading of stock based compensation for purposes of the determination of fair value is based on each tranche in an award being considered a separate award with its own vesting period and grant date fair value. United States GAAP does not require any initial estimation of non-market vesting conditions (i.e. forfeitures) and the method of calculating fair value does not require the grading of each tranche in an award as a separate award. Therefore, for US GAAP purposes, the method of calculating the fair value for stock based compensation plans differs due to the exclusion of the non-market vesting conditions (i.e. forfeitures) and the exclusion of the grading of each tranche in an award as a separate award.

g.     Mining property costs classification in statement of cash flow

United States GAAP requires that cash flows relating to mineral property exploration and land use costs be reported as operating activities. However, under IFRS mineral property exploration and evaluation expenditures are classified as investing activities.

Other disclosures:

The following additional information would be presented if these consolidated financial statements were presented in accordance with U.S. GAAP:

i.      Auditor’s Report: Emphasis of matter paragraph

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company’s ability to continue as a going concern, such as those described in Note 1 to these interim unaudited

31

consolidated financial statements. IFRS do not permit a reference to such events and conditions in the auditors’ report when these are adequately disclosed in the financial statements. The Company draws attention to Note 1 to these financial statements, which describes certain conditions that give rise to substantial doubt about the entity’s ability to continue as a going concern. However, these financial statements do not include any adjustments that might result from the outcome of this uncertainty consistent with the audited consolidated financial statements for the year ended December 31, 2010 whereby the Auditor’s opinion was not qualified in respect of this matter.

ii.    Joint Venture

San Diego Joint Venture has been recorded under IFRS on a proportionate basis whereas under United States GAAP, investments in incorporated joint ventures should be accounted for using the equity method. However, the Company has elected to use the accommodation of the SEC whereby the accounting for joint ventures need not be reconciled from IFRS to United States GAAP since the different accounting treatment affects only the presentation and classification of financial statement items and not net income or shareholders’ equity.

iii.   Accounts receivable

	June 30, 2011 $	December 31, 2010 $	January 1, 2010 $
Value added tax recoverable	1,281,809	1,077,878	661,311
Trade receivables	510,030	357,320	125,171
Other receivables	258,199	190,284	277,515
	2,050,038	1,625,482	1,063,997

iv.    A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31, 2010 $	January 1, 2010 $

Canadian tax purposes
Opening balance	8,358,927	5,692,955
Increases based on tax positions related to the current year	1,850,960	2,665,972
	10,209,887	8,358,927

Mexican tax purposes
Opening balance	45,026,853	32,343,850
Increase (decrease) based on tax positions related to the current year	(5,460,166)	12,683,003
	39,566,687	45,026,853

v.     Income tax uncertainty

The Company and its subsidiaries file federal income tax returns in Canada and Mexico; the Company’s Mexican subsidiaries also file Mexican state tax returns where required by law. With few exceptions, the Company and its Mexican subsidiaries are subject to Canadian federal or Mexican federal, state and local examinations by the tax authorities for a minimum of four years in arrearage to the extent that the Company receives a notice of assessment from the respective competent authorities.

vi.    iv. Deferred income tax

IFRS financial statements do not take into account the tax benefit arising from loss carry forwards which are available to the Company to reduce its income for tax purposes in future periods so that no deferred income tax has been recorded in these IFRS financial statements. Deferred tax assets are not recognized for the tax benefit arising from loss carry forwards to the extent that it is not probable that taxable profits will be available against which these loss carry forwards can be utilized in the future. The Company has disclosed its non-capital loss carry forwards and tax loss carry forwards as at December 31, 2010 in Note 19, “Loss carry forwards” to these interim unaudited consolidated financial statements. Therefore, consistent with the current IFRS accounting treatment, no deferred income tax consequences have been recorded under United States GAAP relating to US GAAP adjustments recorded in the reconciliations forthwith.

32

ECU Silver Mining Inc.

Consolidated Financial Statements (Amended)

December 31, 2010

Management’s Report on Responsibility

The preparation and presentation of the accompanying amended consolidated financial statements is the responsibility of the Company’s management. The consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles and reflect management’s best estimates and judgement.

Management, under the supervision of and the participation of the Chief Executive Officer and Chief Financial Officer have a process in place to evaluate disclosure controls and procedures and internal controls over financial reporting as required by Canadian securities regulators.

The Board of Directors is responsible for ensuring that management fulfils its responsibilities for financial reporting and is responsible for reviewing and approving the consolidated financial statements. The Audit Committee reviews the results of the audit and the consolidated financial statements and submits its findings to the Board of Directors for their consideration when approving the consolidated financial statements.

The amended consolidated financial statements as at December 31, 2010 and 2009 and for the years then ended have been audited by Guimond Lavallée Inc., Chartered Accountants, and their report outlines the scope of their examination and gives their opinion on the amended audited consolidated financial statements.

Signed “MICHEL ROY”	Signed “DWIGHT WALKER”

Michel Roy	Dwight Walker
Chief Executive Officer	Chief Financial Officer

July 11, 2011

Management’s Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934 (United States) and Canadian securities regulations, for ECU Silver Mining Inc. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with generally accepted accounting principles.

Due to its inherent limitations, internal control over financial reporting may not prevent or detect misstatements on a timely basis. Also, projections of the effectiveness of internal control are subject to the risk that the controls may become inadequate because of changes in conditions. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to the financial statement preparation and presentation.

Management carried out an evaluation of the effectiveness of internal control over financial reporting as of December 31, 2010. The framework on which such evaluation was based is contained in the report entitled Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). This evaluation included review of the documentation of controls, evaluation of the design effectiveness of controls, testing of the operating effectiveness of controls and a conclusion on this evaluation. Although there are inherent limitations in the effectiveness of any system of internal control over financial reporting, based on this evaluation, management has concluded that the system of internal control over financial reporting was effective as of December 31, 2010.

Guimond Lavallée Inc, our independent registered public accounting firm, has issued an attestation report on the effectiveness of internal control over financial reporting at ECU Silver Mining Inc. as at December 31, 2010, which is presented hereinafter.

Signed “MICHEL ROY”	Signed “DWIGHT WALKER”

Michel Roy	Dwight Walker
Chief Executive Officer	Chief Financial Officer

Independent Auditor’s Report

To the Shareholders of ECU Silver Mining Inc.,

We have completed integrated audits of ECU Silver Mining Inc’s. (the Company) 2010 and 2009 consolidated financial statements and of its internal control over financial reporting as of December 31, 2010. Our opinions, based on our audits, are presented below.

Report on the consolidated financial statements

We have audited the accompanying consolidated financial statements of ECU Silver Mining Inc., which comprise the consolidated balance sheets as at December 31, 2010 and 2009 and the consolidated statements of loss, comprehensive loss and deficit and cash flows for the years then ended, and a summary of significant accounting policies and other explanatory information.

Management’s responsibility for the consolidated financial statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with Canadian generally accepted accounting principles and for such internal control as management determines necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. Canadian generally accepted auditing standards require that we comply with ethical requirements.

An audit involves performing procedures to obtain audit evidence, on a test basis, about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risks assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting principles and policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our opinion on the consolidated financial statements.

Opinion

In our opinion, the amended consolidated financial statements present fairly, in all material respects, the financial position of ECU Silver Mining Inc. as at December 31, 2010 and 2009 and the results of its operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.

Emphasis of Matter

Without modifying our opinion, the consolidated financial statements for the years ended December 31, 2010 and 2009 have been amended as disclosed in note 20 to the consolidated financial statements. Our report dated March 29, 2011 on the previously issued consolidated financial statements for the years ended December 31, 2010 and 2009 has been amended, as such.

Report on internal control over financial reporting

We have also audited ECU Silver Mining Inc. internal control over financial reporting as of December 31, 2010, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission.

Management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s report on Internal Control over Financial Reporting.

Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects.

An audit of internal control over financial reporting includes obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on assessed risk and performing such other procedures as we considered necessary in the circumstances.

We believe that our audit provides a reasonable basis for our audit opinion on the Company’s internal control over financial reporting.

A Company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A Company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, ECU Silver Mining Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

Guimond Lavallée Inc.

Chartered Accountants

Brossard, Quebec

March 29, 2011 except as to note 20 which is at July 11, 2011

(1) Chartered Accountants auditor permit No. 23358

ECU SILVER MINING INC.

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

as at December 31, 2010 and 2009

(in Canadian dollars)	December 31, 2010 $	December 31, 2009 $
ASSETS
Current assets
Cash and cash equivalents	344,826	7,647,023
Accounts receivable, advances and deposits (Note 3)	1,625,482	1,063,997
Prepaid expenses	37,308	78,702
	2,007,616	8,789,722
Mining property costs and property, plant and equipment (Note 5)	84,677,184	83,344,556
	86,684,800	92,134,278
LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	3,600,407	4,360,474
Customer advances (Note 6)	5,017,757	1,944,350
Current portion of long-term debt (Note 7)	5,136,522	4,578,601
	13,754,686	10,883,425
Long-term debt (Note 7)	13,245,598	16,511,220
	27,000,284	27,394,645
SHAREHOLDERS’ EQUITY
Share capital (Notes 8, 9, 10)	142,362,799	132,275,566
Special warrants (Note 8)	—	10,801,114
Contributed surplus (Note 11)	27,290,386	24,776,655
Deficit	(109,968,669)	(103,113,702)
	59,684,516	64,739,633
	86,684,800	92,134,278

Commitments and contingencies (Notes 12 and 13)

Approved by the Board of Directors:

Signed “MICHEL ROY”	Signed”TALAL CHEHAB”
Director	Director

The accompanying notes are an integral part of the consolidated financial statements

ECU SILVER MINING INC.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF LOSS, COMPREHENSIVE LOSS AND DEFICIT

for the years ended December 31, 2010 and 2009

(in Canadian dollars)	2010 $	2009 $
EXPENSES
General and administration — Mexico	3,705,073	4,376,844
General and administration — Canada	1,828,161	1,505,568
Stock based compensation	856,604	1,572,144
Depreciation of property, plant and equipment	214,707	182,679
Interest income	(4,397)	(57,311)
Interest and bank charges	778,814	762,111
Interest on long term debt	2,693,739	2,752,648
Foreign exchange gain	(1,314,059)	(3,520,810)
Inventory write-down (Note 4)	141,938	844,064
Inventory write-down reversal (Note 4)	(2,045,613)	—
	6,854,967	8,417,937
Loss and Comprehensive loss for the year	(6,854,967)	(8,417,937)
Deficit, beginning of year	(103,113,702)	(93,818,364)
Conversion of convertible debentures	—	(877,401)
Deficit, end of year	(109,968,669)	(103,113,702)
Loss per share (Note 14)
Basic and diluted loss per share	(0.022)	(0.030)
Weighted average number of shares outstanding
Basic	306,073,467	277,277,485
Diluted	307,360,967	277,922,907

The accompanying notes are an integral part of the consolidated financial statements

ECU SILVER MINING INC.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

for the years ended December 31, 2010 and 2009

(in Canadian dollars)	2010 $	2009 $
OPERATING ACTIVITIES
Loss for the period	(6,854,967)	(8,417,937)
Items not affecting cash
Depreciation of property, plant and equipment	214,707	182,679
Stock based compensation	856,604	1,572,144
Inventory write-down reversal (Note 4)	(2,045,613)	—
Unrealized foreign exchange gain	(854,782)	(2,965,937)
Accretion interest	499,368	475,905
Gain on disposal of capital asset	(5,100)	(453)
Changes in non cash working capital items
Accounts receivable	(561,485)	590,767
Prepaid expenses	41,394	(25,479)
Accounts payable and accrued liabilities	(760,067)	790,790
Customer advances	3,073,407	1,944,350
Cash used in operating activities	(6,396,534)	(5,853,171)
INVESTMENT ACTIVITIES
Revenues from property development	19,345,686	6,577,167
Mining property exploration and development costs	(17,635,897)	(10,555,086)
Mining property acquisition costs (Note 15)	(2,487,037)	(3,428,880)
Purchase of property, plant and equipment	(958,378)	(11,267,378)
Cash used in investing activities	(1,735,626)	(18,674,177)
FINANCING ACTIVITIES
Shares and warrants issued for cash, net	—	31,163,086
Shares issued on exercise of options and warrants	840,000	—
Decrease in promissory notes payable	—	(783,166)
Increase (decrease) in long term debt	(15,780)	918,161
Cash generated by financing activities	824,220	31,298,081
Effect of exchange rate changes on cash and cash equivalents	5,743	(59,725)
Decrease in restricted Cash	—	397,800
Increase (Decrease) in cash and cash equivalents during the year	(7,302,197)	7,108,808
Cash and cash equivalents, beginning of year	7,647,023	538,215
Cash and cash equivalents, end of year	344,826	7,647,023

The accompanying notes are an integral part of the consolidated financial statements

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

1.                     NATURE OF ACTIVITIES

ECU Silver Mining Inc. (“ECU”, or the “Company”) is engaged in the acquisition, exploration and development of mining properties in Mexico that are mainly gold-bearing and silver-bearing. The Company has earned revenues from its exploration and development activities and is considered to be in the development stage. It has not yet determined whether a sufficient proportion of its mineral resources are economically exploitable and, accordingly, has not yet determined whether the mining properties contain economic mineral reserves.

These consolidated financial statements have been prepared on a going concern basis, which assumes that the Company will, in the ordinary course of business, be able to realize its assets and discharge its liabilities. The recoverability of the accumulated costs shown for mining properties and related deferred costs is dependent upon the existence of economically recoverable reserves, future profitable production, and on the Company’s ability to obtain the necessary financing to fund it’s operations.

2.                     SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles. The significant accounting policies followed by the Company are summarized as follows:

a)              Basis of Presentation

The consolidated financial statements include the accounts of the Company and those of its subsidiaries, all owned by ECU, BLM Minera Mexicana S.A de C.V., Minera William S.A de C.V., and Minera Labri S.A. de C.V., and on a proportionate basis, the accounts of the San Diego Joint Venture. All inter-company transactions and balances have been eliminated.

b)             Use of Estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and notes to consolidated financial statements. Significant areas where management’s judgement has been applied include; the useful life of capital assets, the estimated net realizable value of inventory, asset impairment, stock-based compensation, and future income tax assets and liabilities. While management believes that these estimates and assumptions are reasonable, actual results could vary significantly.

c)              Revenue recognition

Revenue is recognized upon delivery when title and risk of ownership of metal and metal bearing concentrates passes to the buyer and when collection is reasonably assured. The contained metal in the concentrates shipped is assayed and the appropriate negotiated amount of recoverable metal contained therein is recorded as revenue based on the then current market rate of the metals. The concentrates are sold under contracts that provide for final prices to be determined by quoted market prices in a period subsequent to the date of the sale. Variations from the provisionally priced sales are recognized as revenue adjustments in the period they occur.

As the Company is in the development stage, all revenues are offset against mining properties and deferred exploration costs in accordance with the recommendations of the section 3061 “Property, Plant and Equipment”.

d)             Foreign Exchange

The Canadian dollar is the functional currency of the Company. The Company uses the temporal method to translate its foreign currency transactions, including its integrated foreign subsidiaries. Monetary assets and liabilities are translated at the rate of exchange in effect at period-end. Other assets and liabilities are translated at their historic rates. Items appearing in the income statement, except for depreciation translated at historic rates, are translated at average rates. Exchange gains and losses are included in the income statement.

e)              Cash and cash equivalents

The Company’s policy is to present cash and temporary investments having a term of three months or less from the acquisition date with cash and cash equivalents.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

f)                Inventory

Materials-in-process (concentrates) are valued at lower of average production cost and net realizable value.

g)             Mining Properties, and Deferred Exploration and Development Expenses

The amounts recorded as mining properties and deferred exploration costs represent exploration, development and associated operating costs incurred to date and are not intended to reflect present or future values. These costs are deferred until the discovery of economically exploitable reserves and the start-up of the production phase on a property-by-property basis or until the property is abandoned. Mining properties are abandoned when management allows property interests to lapse or when they determine that properties are not economically viable. Costs accumulated relating to projects that are abandoned are written-off in the year in which a decision to discontinue the project is made.

When it has been determined that a mining property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as incurred and are amortized using the units-of-production method over the estimated life of the ore body based upon recoverable ounces to be mined from estimated proven and probable reserves.

The Company is in the development stage and by definition commercial production has not yet commenced. Commercial production occurs when an asset or property is substantially complete, is fully permitted and ready for its intended use. No amortization of mining properties has been charged in these financial statements.

Where there is an indication that impairment may exist, senior management reviews the carrying values of mining properties and deferred exploration expenditures with a view to assessing whether there has been any impairment in value. In the event that it is determined there is an impairment in the carrying value of any property, the carrying value will be written down or written off, as appropriate. There was no impairment write-down required at December 31, 2010.

Supplies and spare parts are valued at the lower of average cost and replacement cost.

h)             Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided for plant and equipment on a straight-line basis over the estimated useful lives of the related assets and deferred to mining properties or charged to expense as appropriate. The following estimated useful lives are being used:

Buildings	20 years
Leasehold improvements	2 or 8 years
Automotive	4 years
Machinery and equipment	10 years
Computer equipment	3 1/3 years
Office equipment	10 years

i)                 Asset retirement obligations

The Company records the present value of its legal obligations associated with the asset retirement when the liability is incurred. The corresponding amount is capitalized as part of the related mining property’s carrying value. While the associated mining property is in the pre-production stage, the liability is accreted over time through periodic charges to mining property costs. In each subsequent period, the carrying amounts of the asset and the liability are adjusted for changes to the Company`s estimate of future cash flows associated with the retirement obligations.

Management estimates that the current present value of legal obligations for asset retirement is de minimis.

j)                 Income and Mining Taxes

The Company uses the liability method to account for income taxes. Under this method of Section 3465, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured by using

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

enacted or substantively enacted tax rates expected to apply to taxable income in the years during which those temporary differences are expected to be recovered or settled. Under Section 3465, the effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

k)              Basic and Diluted Loss per Share

The basic loss per share is calculated using the weighted average number of shares outstanding during the period. We follow the treasury stock method in calculating diluted earnings per share. Under this method, the weighted average number of shares includes the potentially dilutive effects of the conversion of in-the-money stock options and warrants into common shares. The effect of potential issuances of shares under options and warrants would be anti-dilutive when a loss is reported, and therefore basic and diluted losses per share are the same.

l)                 Stock-based compensation

Stock options granted to employees and non-employees are accounted for using the fair value method. Under this method, the compensation cost is measured as at the date of the grant by applying the Black-Scholes option pricing model. The determined fair value is recognized as a cost over the vesting period with a corresponding increase to contributed surplus. Those costs which relate to employees engaged in exploration and development of mining properties, are capitalized to deferred mining property costs. On the exercise of stock options, consideration paid and the associated contributed surplus is credited to common shares.

m)           Financial Instruments

All financial assets and financial liabilities are classified as either: held-for-trading, available-for-sale, held-to-maturity, loans-and-receivables or other liabilities. Financial assets classified as held-for-trading or available-for-sale, are measured at fair value. Held-to-maturity, and loans-and-receivables are measured initially at fair value then at amortized cost over their term. Financial liabilities are measured at their fair value when they are classified as held-for-trading otherwise they are measured at amortized cost over their term. Initial differences between fair value and maturity value are amortized using the effective interest method.

Holding gains and losses from available-for-sale assets are included in other comprehensive income until realized at which time they are transferred to net income (loss).

Transaction costs such as arrangement and advance fees charged by the Company’s principal lender in connection with long term debt are expensed at the time they are incurred.

n)             Adoption of International Financial Reporting Standards

The Canadian Institute of Chartered Accountants has announced that publicly accountable enterprises will be required to adopt International Financial Reporting Standards (“IFRS”) effective January 1, 2011. At the effective date, the balance sheet as at January 1, 2010 will require conversion to IFRS to establish opening balances which will form the basis for comparative information to be reported in 2011. Accordingly, this is the last set of financial statements for the Company using pre-IFRS.

3.                     ACCOUNTS RECEIVABLE, ADVANCES AND DEPOSITS

	December 31, 2010	December 31, 2009
Trade receivables	357,320	125,171
Expenses recoverable from Joint Venture partner	2,372	165,320
Value added taxes recoverable	1,077,878	661,311
Deposits and advances	187,912	112,195
	1,625,482	1,063,997

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

4.                     INVENTORY

The Company has reflected its gold pyrite material-in-process inventory at a net realizable value of zero. During the first quarter of 2010, this resulted in the Company recording a write-down of inventory of $141,938. During the third quarter, the Company entered into a sales contract for a portion of its unprocessed gold pyrite concentrate inventory. In relation to the pyrite concentrate which was shipped during the year under the sales contract, the Company has recorded a reversal of the costs previously written off amounting to $2,045,613. This reversal has increased deferred mining costs with the offsetting amount recorded as a gain on reversal of inventory write-down.

5.                     MINING PROPERTY COSTS AND PROPERTY, PLANT AND EQUIPMENT

	December 31, 2010			December 31,
	Cost	Accumulated Depreciation/ Depletion	Net Book Value	2009 Net Book Value
Mining properties	67,403,911	—	67,403,911	64,693,133
Land, buildings and equipment	23,553,854	6,893,641	16,660,213	18,114,889
	90,957,765	6,893,641	84,064,124	82,808,022
Supplies and spare parts			613,060	536,534
			84,677,184	83,344,556

Expenditures on mining properties are as follows:

	December 31, 2010
	Acquisition Cost	Deferred Costs	Total Cost
Velardeña	31,856,137	30,737,989	62,594,126
Chicago	624,721	1,933,061	2,557,782
San Diego	257,479	940,387	1,197,866
Nazas	155,437	171,853	327,290
Flechas	—	726,847	726,847
	32,893,774	34,510,137	67,403,911

	December 31, 2009
	Acquisition Cost	Deferred Costs	Total Cost
Velardeña	31,856,137	28,287,967	60,144,104
Chicago	624,721	2,735,948	3,360,669
San Diego	257,479	930,881	1,188,360
	32,738,337	31,954,796	64,693,133

Velardeña

The Velardeña property is located in the Velardeña mining district, within the municipality of Cuencamé, in the northeast quadrant of the State of Durango, Mexico. The property is situated approximately 95 km southwest of the city of Torreón in the State of Coahuila and 140 km northeast of the city of Durango, capital of the State of Durango. The property consists of 20 contiguous mineral concessions totalling 233.2 hectares.

The Company was actively mining on the property and processing the mined material at its mills situated near the town of Velardeña. Both the doré bars that are generated at the Company’s oxide mill and the concentrates generated at its flotation mill are being sold.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

5.                     MINING PROPERTY COSTS AND PROPERTY, PLANT AND EQUIPMENT (Continued)

Deferred costs for the Velardeña property have been offset by the related revenues. During the year total of such revenues was $19,345,686 ($6,577,167 — 2009). The cumulative amount of such revenues for the Velardeña property is $37,423,996 ($18,078,310 — 2009).

Chicago

The Chicago property is located approximately 2 km south of the Velardeña property. The property consists of 8 contiguous mineral concessions totalling 315.88 hectares. The Company has full title to the claims. The Company was actively mining on the property and processing the mined material at its mills situated near the town of Velardeña.

San Diego

The San Diego property is located 9 km northeast of ECU’s Velardeña property. It is comprised of 4 contiguous mineral concessions totalling an area of 91.65 hectares and is being explored under the terms of a joint venture agreement in which the costs are shared 50/50 (See note 18). No exploration activity was undertaken in the period.

Nazas

The Nazas property is located approximately 64 km west of ECU’s Velardeña property, within the municipality of Nazas, Durango State. The Company does not own the claims but is studying areas within the property under the terms of an agreement which will allow it to purchase the claims through a series of instalment payments at the Company’s option.

Flechas

The Flechas project is located between the states of Durango and Zacatecas in the municipality of Santa Clara, Durango. It is located approximately 75.5 km southeast of the Company’s Oxide Mill and 20 km northeast of the Santa Clara town. It consists of a block of four mining concessions covering 948.52 hectares. Agreements are in place with the surface owners to conduct exploration and mining operations.

Presentation

The prior year’s figures have been changed to correct for an error in the allocation of the cost of acquiring certain mineral concessions as between properties. The effect of the change is to increase the acquisition costs for the San Diego property by $205,080 and decrease the acquisition costs for the Velardeña property by $205,080. This change has no effect on the balance of mining properties in total.

Details of property, plant and equipment are as follows:

	December 31, 2010
	Cost	Accumulated Depreciation	Net Book Value
Land	201,979	—	201,979
Buildings	4,459,460	841,028	3,618,432
Leasehold improvements	1,758,587	864,826	893,761
Automotive	1,347,187	899,950	447,237
Machinery and equipment	15,033,767	3,908,555	11,125,212
Computer equipment	370,833	281,098	89,735
Office equipment	382,041	98,184	283,857
	23,553,854	6,893,641	16,660,213

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

5.                     MINING PROPERTY COSTS AND PROPERTY, PLANT AND EQUIPMENT (Continued)

	December 31, 2009
	Cost	Accumulated Depreciation	Net Book Value
Land	201,979	—	201,979
Buildings	4,411,469	676,652	3,734,817
Leasehold improvements	1,673,342	651,155	1,022,187
Automotive	1,130,095	648,187	481,908
Machinery and equipment	14,625,787	2,254,974	12,370,813
Computer equipment	271,606	205,528	66,078
Office equipment	303,396	66,289	237,107
	22,617,674	4,502,785	18,114,889

6.                     CUSTOMER ADVANCES

The Company has made arrangements with the customer of its doré bars to provide financing in the form of advances prior to product delivery. The advances are denominated in US dollars and interest is charged at the rate of 18% per annum on outstanding balances. Both advance amounts and interest are settled at the time of sales invoice payment.

7.                     LONG-TERM DEBT

	December 31, 2010	December 31, 2009
Term loan	16,528,801	17,466,087
less current portion	(3,305,760)	(2,911,015)
	13,223,041	14,555,072
Mineral concession liability	1,813,364	3,567,999
less current portion	(1,813,364)	(1,651,806)
	—	1,916,193
Facilities loan	39,955	55,735
less current portion	(17,398)	(15,780)
	22,557	39,955
	13,245,598	16,511,220

Term loan

As at year end the Company owed $16,528,801 ($16,618,541 US dollars) on its term loan. An extension to the existing facility was signed during the year, the terms of which call for principal repayments in equal monthly instalments for 12 months commencing January 31, 2011. Interest is payable quarterly and is calculated at the greater of 12% and 1-month London Interbank Offered Rate plus 6%. The effective rate of interest on the loan is 12.8%. The loan is secured by a first mortgage covering certain of the current mining properties of the Company’s Mexican subsidiaries, as well as the current and future facilities constructed thereon.

During the year the Company began negotiations with its lender to restructure the debt, and subsequent to year end, the restructuring was completed. Principal repayments under the amended facility are payable in thirty equal monthly payments commencing July 31, 2011 and ending December 31, 2013. The terms of interest payable under the restructured facility were unchanged. The statements reflect the effect of the restructuring which was to reduce the current portion of the debt from $16,528,801 to $3,305,760 and to increase working capital by $13,223,041.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

7.                     LONG-TERM DEBT (Continued)

Mineral concession liability

Amount $
Balance — December 31, 2009	3,567,999
Accretion interest	499,368
Payments	(2,331,600)
Unrealized translation loss	77,597
Balance — December 31, 2010	1,813,364

In the prior year, Company entered into contracts which terminated the legal actions related to title of four mineral concessions on the Velardeña property and settled the title matter. Under the terms of the contracts, the Company agreed to pay a total of $6,000,000 US dollars in a series of 6 payments of $1,000,000 US dollars, commencing May 19, 2009 and running semi-annually thereafter ending November 17, 2011, without interest. Under the terms of the contracts, a 30% interest in the title to the concessions will transfer to the counterparty should the Company fail to make the payments agreed there under.

The fair value of the debt at initial recognition was estimated using the discounted cash flow method. The debt is being accreted over the expected life of 2 1/2 years using the effective interest method at a rate of 15.5%.

Facilities loan

This loan carries interest at 10% and is repayable over a 5 year term in monthly payments of principal and interest of $1,698 and matures February 2013.

8.                     SHARE CAPITAL

Authorized:

Unlimited number of common shares without par value

Issued:

	2010		2009
	Number	Amount $	Number	Amount $
Balance, beginning of year	290,340,733	132,275,566	242,609,557	111,597,713
Issued on deemed exercise of Special Warrants	16,946,000	10,421,790	—	—
Issued during the year for cash
Prospectus financing	—	—	25,000,000	11,900,000
Private placements	—	—	7,717,600	3,380,949
Exercise of options	300,000	240,000	2,025,000	759,375
Exercise of warrants	650,000	600,000
Issued for the purchase of capital assets	—	—	750,000	375,000
Issued on conversion of convertible debentures	—	—	10,497,214	4,996,674
Issued on conversion of notes payable	—	—	1,141,362	543,288
Issued on settlement of debt	—	—	600,000	323,820
Share issuance costs		(1,400,006)		(2,139,903)
Transferred from contributed surplus,
exercise of options		117,149		—
exercise of warrants		108,300		538,650
Balance, end of year	308,236,733	142,362,799	290,340,733	132,275,566

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

8.                     SHARE CAPITAL (Continued)

In the prior year, the Company completed an offering of 16,946,000 special warrants (the “Special Warrants”) to subscribers on a private placement basis at a price of $0.72 per Special Warrant for a total gross proceeds of $12,201,120. The net proceeds of the issue of $10,801,114 were reflected in a separate category in Shareholders’ Equity at December 31, 2009.

Effective January 27, 2010, following receipt of a short form prospectus filing, all the outstanding Special Warrants were deemed to be exercised, resulting in the issuance of 16,946,000 units (the “Unit”). Each Unit was comprised of one common share in the share capital of the Company and one-half of one warrant to purchase a common share in the share capital of the Company (each whole warrant, a “Purchase Warrant”). Each Purchase Warrant entitles the holder thereof to purchase one common share in the share capital of the Company at an exercise price of $0.90 per Purchase Warrant at any time before December 9, 2011. The gross proceeds of the Special Warrant offering were assigned on deemed conversion $10,421,790 to common shares and $1,779,330 to warrants. The fair value of the warrants was estimated on the date of the private placement based on the Black-Scholes option pricing model using the following assumptions: risk-free interest rate 1.0%, expected life 2 years, expected volatility 65%, and expected dividend yield 0%. The costs of the private placement issue have been reflected as share issuance costs.

In December 2010, the Company received proceeds for the exercise of the 300,000 stock options recorded. The related share issuance was completed by the Company’s registrar in January 2011.

9.                     STOCK OPTIONS

Under the terms of the Company’s stock option plan (the “Plan”) 14,252,398 Common Shares have been reserved for issuance. Options under the Plan are permitted to be granted to directors, officers, employees and consultants of the Company, provided that the maximum number of Common Shares which may be reserved for issuance to any one beneficiary in any 12 month period may not exceed 5% of the number of Common Shares then issued and outstanding or 2% in the case of a beneficiary who is conducting investor relations activities. The exercise price of options granted under the Plan is not permitted to be less than the closing price of the Common Shares on the day preceding the grant of the options, less any discount allowed by applicable securities legislation. Options granted pursuant to the Plan will have an exercise period of no more than 10 years, or such lesser period as may be permitted by applicable securities legislation.

During the year the Company granted 100,000 stock options with an estimated fair value of $34,974 to an officer of the Company. The Company reflected $26,230 of the fair value as mining property costs during the period with contributed surplus increased by the same amount. On November 15, 2010, 25,000 of the options were cancelled and as result the remainder of the fair value will not be recognized. The exercise price of the options granted was greater than the market price at the date of grant. The fair value of stock options issued was estimated at the grant date based on the Black-Scholes option pricing model using the following weighted average assumptions:

	2010	2009
Risk-free interest rate	2.3%	2.3%
Expected life (years)	3.0	4.0
Expected volatility	65%	66%
Expected dividend yield	nil	nil

Option pricing models including the Black-Scholes model require the input of highly subjective assumptions that can materially affect the fair value estimate and therefore do not necessarily provide a reliable measure of the fair value of the Company’s stock options.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

9.                   STOCK OPTIONS (Continued)

Changes during the year in common stock options outstanding are as follows:

	2010		2009
	Number	Weighted average exercise price ($)	Number	Weighted average exercise price ($)
Options outstanding, beginning of year	15,740,000	1.83	15,480,000	1.88
Granted	100,000	0.80	3,120,000	0.80
Exercised	(300,000)	0.80	(2,025,000)	0.38
Cancelled	(175,000)	0.71	(835,000)	2.33
Options outstanding, end of year	15,365,000	1.86	15,740,000	1.83
Options exercisable, end of year	15,365,000	1.86	12,770,000	2.07

The following table summarizes information about the common stock options outstanding and exercisable at December 31, 2010:

Expiry Date	Exercise price ($)	Number of options outstanding	Number of options exercisable	Weighted average remaining contractual life (years)
February 28, 2011	0.80	75,000	75,000	0.2
March 1, 2011	1.00	1,905,000	1,905,000	0.2
September 23, 2011	1.59	600,000	600,000	0.7
December 21, 2011	3.00	2,000,000	2,000,000	1.0
October 10, 2012	2.40	5,115,000	5,115,000	1.8
November 19, 2012	2.40	150,000	150,000	1.9
July 25, 2013	1.70	2,850,000	2,850,000	2.6
October 22, 2014	0.80	2,670,000	2,670,000	3.8
	1.86	15,365,000	15,365,000	1.9

10.            WARRANTS

Changes during the year in share purchase warrants issued are as follows:

	2010		2009
	Number	Weighted average exercise price ($)	Number	Weighted average exercise price ($)
Balance, beginning of year	42,487,426	0.92	9,045,250	2.85
Granted	8,473,000	0.90	42,487,426	0.92
Exercised	(650,000)	0.92	—	—
Expired	—	—	(9,045,250)	2.85
Balance, end of year	50,310,426	0.92	42,487,426	0.92

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

10.            WARRANTS (Continued)

The Company had the following share purchase warrants outstanding at December 31, 2010:

Expiry Date	Exercise price ($)	Number of warrants outstanding	Number of warrants exercisable	Weighted average remaining contractual life (years)
May 22, 2011	0.95	1,568,750	1,568,750	0.4
September 30, 2011	0.62	3,980,100	3,980,100	0.7
December 9, 2011	0.90	8,123,000	8,123,000	0.9
February 20, 2014	0.95	36,638,576	36,638,576	3.1
	0.92	50,310,426	50,310,426	2.5

11.            CONTRIBUTED SURPLUS

Changes in contributed surplus are as follows:

	2010 $	2009 $
Balance, beginning of year	24,776,655	14,634,913
Stock-based compensation	959,850	1,611,800
Purchase warrants issued on deemed conversion of Special Warrants	1,779,330	—
Warrants issued in prospectus financing	—	5,600,000
Warrants issued in private placements	—	861,551
Warrants issued on conversion of convertible debentures	—	2,351,376
Warrants issued on conversion of notes payable	—	255,665
Transfer to share capital, exercised options	(117,149)	(538,650)
Transfer to share capital, exercised warrants	(108,300)	—
Balance, end of year	27,290,386	24,776,655

12.            COMMITMENTS

Operating leases

The Company is committed operating leases with annual payment requirements over the next five years as follows:

Year	Amount $
2011	142,272
2012	135,564
2013	22,676
2014	—
2015	—
300,512

13.            CONTINGENCIES

Intangible Asset

In January 2005, the Company acquired the rights to use a technology which is expected to increase material recuperation of current and future Mexican projects. At the time the agreement was reached the Company issued 500,000 common shares and the Company is

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

13.            CONTINGENCIES (Continued)

bound to issue an additional 500,000 common shares should it choose to use the technology at a commercial scale. In addition, the agreement provides that the Company pay royalties of 1.5% of all production resulting from the application of the technology in Mexican properties. The technology was not employed in the current period.

Arbitration

During the year, the Company completed the arbitration hearing held pursuant to a Notice of Arbitration, received June 23, 2009 from Golden Tag wherein Golden Tag sought to refer certain matters, pertaining to the operation of the joint venture, to arbitration for resolution. On September 20, 2010 the Arbitration Panel rendered their conclusion in the matter. The Company finds the award of the arbitration panel (“Arbitration Award”) to be fair and has settled the matter with Golden Tag.

The conclusions reached in the Arbitration Award have resulted in an increase in the Velardeña mining property costs of $61,171 related to cost of material from the joint venture property processed in the Company’s plant.

14.            LOSS PER SHARE

The computations of basic and diluted loss per share are as follows:

	December 31, 2010	December 31, 2009
Loss for the period	$6,854,967	$8,417,937
Basic weighted average number of common shares	306,073,467	277,277,485
Dilutive potential from options and warrants	1,287,500	645,422
Dilutive weighted average number of common shares	307,360,967	277,922,907
Loss per share, basic and diluted	$0.022	$0.030

15.            EXPLANATORY NOTE FOR CONSOLIDATED STATEMENT OF CASH FLOWS

Within the grouping Investment Activities, the amount of $2,487,037, stated as the cash expenditure on mining property acquisition costs, includes an amount of $2,331,600 which reflects a cash expenditure made under the terms of the contracts described under Mineral concession liability in note 7.

16.            MANAGEMENT OF CAPITAL

The Company’s objectives in managing its capital resources are to ensure the entity’s ability to continue as a going concern. The Company satisfies its capital requirements through careful management of its cash resources and by utilizing credit facilities or issuing equity, as necessary, based on the prevalent economic conditions of both the industry and the capital markets and the underlying risks characteristics of the related assets.

As at December 31, 2010, the Company had long-term debt of $16,618,541 US dollars, repayment of which was scheduled to commence January 31, 2011. In January 2011, the Company restructured the facility with its lender. Principal repayments under the amended facility are payable in thirty equal monthly payments commencing July 31, 2011 and ending December 31, 2013.

The Company is also obligated to semi-annual payments of $1,000,000 US dollars due under terms of a mineral concession agreement.

Based on current plans and estimates management believes that its operations can be funded through working capital, potential future credit facilities, and cash flow expected to be generated from the sale of products from its operations. As discussed note 1, the Company is dependent on its ability to raise the necessary capital to fund its operations and management can not provide assurance that it will ultimately be able to complete the required funding transactions. Furthermore, since we do not have proven and probable reserves we can not predict with confidence the level of cash flows that will be generated from the new mill. As such, we may need to either restructure our long term debt so that repayment requirements match the cash generation capability or raise additional equity in the alternate. Management can provide no guarantee that the Company will be successful in these transactions should they be required.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

16.            MANAGEMENT OF CAPITAL (Continued)

The Company is not subject to any externally imposed capital requirements and there has been no change with respect to the overall capital risk management strategy during the year.

17.            FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of the following:

	December 31, 2010		December 31, 2009
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
— Held-for-trading
Cash and cash equivalents	344,826	344,826	7,647,023	7,647,023
— Loans and receivables
Accounts receivable	1,437,570	1,437,570	951,802	951,802
Advances and deposits	187,912	187,912	112,195	112,195
Financial Liabilities
— Loans and receivables
Accounts payable and accrued liabilities	3,600,407	3,600,407	4,360,474	4,360,474
Customer advances	5,017,757	5,017,757	1,944,350	1,944,350
Long-term debt	18,382,120	18,382,120	21,089,821	21,089,821

Cash and cash equivalents are recognized at their fair value and the fair value of all other financial instruments approximate their carrying values, either due to their short-term maturity or capacity of prompt liquidation or, in the case of long-term debt because the market rate of interest is paid. Cash and cash equivalents are held with large financial institutions.

The Company operates in Mexico and is exposed to currency risk in the normal course of business. Its sales and related accounts receivable are denominated in US dollars. A significant portion of its expenditures and related accounts payable are denominated in US dollars and Mexican pesos. The Company’s long-term debt and customer advances are denominated in US dollars. A portion of its cash and cash equivalents are held in US dollars and Mexican pesos.

18.            SAN DIEGO — JOINT VENTURE

The Company’s consolidated financial statements include the following amounts related to the San Diego Joint Venture:

	December 31, 2010	December 31, 2009
Long term assets
Mining property costs	756,922	747,416
Cash flows resulting from investing activities
Mining property costs	(9,506)	(60,876)

ECU’s share in the joint venture with Golden Tag Resources Ltd (“Golden Tag”) is 50% of the mining property costs incurred following the $1,500,000 US dollars earn in by Golden Tag. The share was capitalized under Mining Properties for a value in the current period of $10,563 less project management fees charged to Golden Tag of $1,057.

19.            LOSS CARRY FORWARDS

These financial statements do not take into account the tax benefit arising from loss carry forwards which are available to the Company to reduce its income for tax purposes in future periods.

At December 31, 2010, the Company had non-capital loss carry forwards, available to offset future taxable income for Canadian tax purposes, aggregating $10,209,887 which expire over the period between 2014 and 2030.

At December 31, 2010, the Company had tax loss carry forwards, available to offset future taxable income in Mexico, aggregating $39,566,687 which expire between 2011 and 2020.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

20.    Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles

These consolidated financial statements have been amended to include a note to present the material differences between Canadian and United States generally accepted accounting principles (“GAAP”).

The Company prepares its consolidated financial statements in accordance with GAAP in Canada, which differ in certain respects from GAAP in the United States. The effect of the principal measurement differences between Canadian and U.S. GAAP are summarized as follows:

Consolidated summarized balance sheets:

		2010			2009
	Footnote	Canadian GAAP $	Adjustments $	U.S. GAAP $	Canadian GAAP $	Adjustments $	U.S. GAAP $
Assets
Cash and cash equivalents		344,826	—	344,826	7,647,023	—	7,647,023
Restricted cash		—	—	—	—	—	—
Accounts receivable, advances and deposits		1,625,482	—	1,625,482	1,063,997	—	1,063,997
Prepaid expenses		37,308	—	37,308	78,702	—	78,702
Mining property costs and property, plant and equipment	a, b, c, d	84,677,184	(34,510,137)	50,167,047	83,344,556	(31,954,796)	51,389,760
		86,684,800	(34,510,137)	52,174,663	92,134,278	(31,954,796)	60,179,482
Liabilities
Accounts payable and accrued liabilities		3,600,407	—	3,600,407	4,360,474	—	4,360,474
Customer advances		5,017,757	—	5,017,757	1,944,350	—	1,944,350
Promissory notes payable		—	—	—	—	—	—
Current portion of long-term debt		5,136,522	—	5,136,522	4,578,601	—	4,578,601
Long-term debt		13,245,598	—	13,245,598	16,511,220	—	16,511,220
Convertible debenture	e	—	—	—	—	—	—
		27,000,284	—	27,000,284	27,394,645	—	27,394,645
Shareholders’ Equity
Share capital		142,362,799	—	142,362,799	132,275,566	—	132,275,566
Value assigned to:
Special warrants		—	—	—	10,801,114	—	10,801,114
Convertible debenture	e	—	—	—	—	—	—
Contributed surplus		27,290,386	—	27,290,386	24,776,655	—	24,776,655
Retained earnings (deficit)	a, b, c, d, e	(109,968,669)	(34,510,137)	(144,478,806)	(103,113,702)	(31,954,796)	(135,068,498)
		59,684,516	(34,510,137)	25,174,379	64,739,633	(31,954,796)	32,784,837
		86,684,800	(34,510,137)	52,174,663	92,134,278	(31,954,796)	60,179,482

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

20.    Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles (Continued)

Consolidated summarized statements of loss and other comprehensive loss:

	Footnote	2010 $	2009 $
Loss in accordance with Canadian GAAP		(6,854,967)	(8,417,937)
Mining property costs	a	(5,676,606)	(4,516,172)
Reversal of write-down	b	(2,045,613)	—
Other income	c	5,270,124	(808,337)
Stock-based compensation and stock options expense	d	(103,246)	(18,656)
Financing fees for convertible debentures	e	—	(22,603)
Accretion expense relating to convertible debentures	e	—	24,879
Loss in accordance with U.S. GAAP		(9,410,308)	(13,758,826)
Total comprehensive loss in accordance with U.S. GAAP		(9,410,308)	(13,758,826)
Weighted-average common shares
Basic		306,073,467	277,277,485
Diluted		307,360,967	277,922,907
Loss per share in accordance with U.S. GAAP
Basic		(0.03)	(0.05)
Diluted		(0.03)	(0.05)

Consolidated summarized statements of deficit:

	Footnote	2010 $	2009 $
Deficit, end of year, pursuant to Canadian GAAP		(109,968,669)	(103,113,702)
Opening US GAAP adjustments balance		(31,954,796)	(26,613,907)
Mining property costs	a	(5,676,606)	(4,516,172)
Reversal of write-down	b	(2,045,613)	—
Other income	c	5,270,124	(808,337)
Stock-based compensation and stock options expense	d	(103,246)	(18,656)
Financing fees for convertible debentures	e	—	(22,603)
Accretion expense relating to convertible debentures	e	—	24,879
Deficit, end of year, pursuant to U.S. GAAP		(144,478,806)	(135,068,498)

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

20.    Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles (Continued)

Consolidated summarized statements of cash flows:

	Footnote	2010 $	2009 $
Cash used in operating activities
Pursuant to Canadian GAAP		(6,396,534)	(5,853,171)
Mining property costs	f	(5,676,606)	(4,516,172)
Reversal of write-down	f	(2,045,613)	—
Other income	f	5,270,124	(808,337)
Stock-based compensation and stock options expense	f	(103,246)	(18,656)
Pursuant to U.S. GAAP		(8,951,875)	(11,196,336)
Cash generated by financing activities
Pursuant to Canadian GAAP		824,220	31,298,081
Restricted cash	g	—	397,800
Pursuant to U.S. GAAP		824,220	31,695,881
Cash used in investing activities
Pursuant to Canadian GAAP		(1,735,626)	(18,674,177)
Mining property costs	f	5,676,606	4,516,172
Reversal of write-down	f	2,045,613	—
Other income	f	(5,270,124)	808,337
Stock-based compensation and stock options expense	f	103,246	18,656
Pursuant to U.S. GAAP		819,715	(13,331,012)
Decrease in restricted cash
Pursuant to Canadian GAAP		—	397,800
Restricted cash	g	—	(397,800)
Pursuant to U.S. GAAP		—	—

Notes to consolidated United States GAAP adjustments:

a.                                       Mining property costs

Under Canadian GAAP, costs of acquiring mineral properties and related development expenditures are deferred. Exploration costs on mineral properties, other than acquisition costs, are deferred and capitalized under Canadian GAAP prior to the establishment of proven or probable reserves if they are considered to meet the definition of an asset. United States GAAP requires that all exploration costs be expensed.

b.                                       Inventories

The Company has reflected its gold pyrite material-in-process inventory at a net realizable value of zero and, as such, recorded write-downs of inventory and an expense in the statement of loss. Under Canadian GAAP, the Company subsequently recorded a reversal of those write offs at the point where sales contracts for the related inventory were put in place. United States GAAP does not permit the reversal of previous write-downs of inventory.

c.                                       Mining property costs classification in other income

Under Canadian GAAP, net revenue or expense derived from a mineral property prior to the production phase of a mine is capitalized and included in the cost of the asset. A United States GAAP adjustment arises because United States GAAP requires that all exploration related costs and associated revenues be expensed. Furthermore, United States GAAP requires that any incremental and direct costs associated with the sale of excavated saleable minerals during the development phase of the mine and prior to the production phase of the mine be classified as Other income and offset by the related amounts of proceeds from the sale

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

20.    Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles (Continued)

of these minerals. Incremental and direct costs are those costs that would otherwise have not been incurred if not for the sale of these minerals.

d.                                       Stock-based compensation and stock options

Under Canadian GAAP, stock-based compensation costs and stock option costs incurred during the exploration or development stage of the mineral properties are deferred and capitalized prior to the establishment of proven or probable reserves if they are considered to meet the definition of an asset. United States GAAP requires that all stock-based compensation costs and stock option costs be expensed.

e.                                       Convertible debentures

Under Canadian GAAP, convertible debenture proceeds are allocated between their debt and equity component parts based on the relative fair values of the debt component and the embedded conversion feature. The debt component is accreted to the face value of the debentures with the resulting interest expense charged to operations. The costs of the financing are allocated on a proportional basis between the liability and equity portions based on their relative fair values with the liability portion of the costs expensed and the equity portion treated as a reduction of the gross proceeds allocated to the equity component. United States GAAP treats the convertible debenture solely as a liability since the embedded conversion feature does not meet US GAAP requirements for classification as an equity component. The liability is recorded at its full face value since the embedded conversion feature has no intrinsic value on a stand-alone basis and accordingly does not meet the requirements of an equity component under United States GAAP. United States GAAP requires that convertible debentures, net of issuance costs, be accreted to face value over the term ending on the first put date of the debentures which, in this case, is the issuance date of the debentures since the debentures are convertible on demand by the Unit holders. Thus, the debentures’ carrying value equals their face value on the balance sheet.

f.                                         Mining property costs classification in statement of cash flow

United States GAAP requires that cash flows relating to mineral property exploration and land use costs be reported as operating activities. However, under Canadian GAAP mineral property exploration and land use costs are classified as investing activities.

g.                                      Restricted cash

Under Canadian GAAP, restricted cash was disclosed as a separate line item in the statement of cash flows. United States GAAP requires that restricted cash be disclosed as a financing activity.

Other disclosures:

The following additional information would be presented if these consolidated financial statements were presented in accordance with U.S. GAAP:

i.                                         Auditor’s Report: Emphasis of matter paragraph

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company’s ability to continue as a going concern, such as those described in Note 1 to the financial statements. Canadian reporting standards do not permit a reference to such events and conditions in the auditors’ report when these are adequately disclosed in the financial statements. The Auditor draws attention to Note 1 to the financial statements, which describes certain conditions that give rise to substantial doubt about the entity’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Auditor’s opinion is not qualified in respect of this matter.

ii.                                     Joint Venture

San Diego Joint Venture has been recorded under Canadian GAAP on a proportionate basis whereas under United States GAAP, investments in incorporated joint ventures should be accounted for using the equity method. However, the Company

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2010 and 2009

(in Canadian dollars unless otherwise noted)

20.    Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles (Continued)

has elected to use the accommodation of the SEC whereby the accounting for joint ventures need not be reconciled from Canadian GAAP to United States GAAP since the different accounting treatment affects only the presentation and classification of financial statement items and not net income or shareholders’ equity.

iii.                                 Accounts receivable

	2010 $	2009 $
Value added tax recoverable	1,077,878	661,311
Trade receivables	357,320	125,171
Other receivables	190,284	277,515
	1,625,482	1,063,997

iv.                                    A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2010 $	2009 $
Canadian tax purposes
Opening balance	8,358,927	5,692,955
Increases based on tax positions related to the current year	1,850,960	2,665,972
	10,209,887	8,358,927
Mexican tax purposes
Opening balance	45,026,853	32,343,850
Increases (decrease) based on tax positions related to the current year	(5,460,166)	12,683,003
	39,566,687	45,026,853

v.                                        Income tax uncertainty

The Company and its subsidiaries file federal income tax returns in Canada and Mexico; the Company’s Mexican subsidiaries also file Mexican state tax returns where required by law. With few exceptions, the Company and its Mexican subsidiaries are subject to Canadian federal or Mexican federal, state and local examinations by the tax authorities for a minimum of four years in arrearage to the extent that the Company receives a notice of assessment from the respective competent authorities.

vi.                                    Deferred income tax

Canadian GAAP financial statements do not take into account the tax benefit arising from loss carry forwards which are available to the Company to reduce its income for tax purposes in future periods so that no deferred income tax has been recorded in the Canadian GAAP financial statements. Deferred tax assets are not recognized for the tax benefit arising from loss carry forwards to the extent that it is not probable that taxable profits will be available against which these loss carry forwards can be utilized in the future. The Company has disclosed its non-capital loss carry forwards and tax loss carry forwards as at December 31, 2010 in Note 19, “Loss carry forwards” to these consolidated financial statements. Therefore, consistent with the current Canadian GAAP accounting treatment, no deferred income tax consequences have been recorded under United States GAAP relating to US GAAP adjustments recorded in the reconciliations forthwith.

ECU Silver Mining Inc.

Consolidated Financial Statements (Amended)

December 31, 2009

Management’s Report on Responsibility

The preparation and presentation of the accompanying amended consolidated financial statements is the responsibility of the Company’s management. The consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles and reflect management’s best estimates and judgement.

Management, under the supervision of and the participation of the Chief Executive Officer and Chief Financial Officer have a process in place to evaluate disclosure controls and procedures and internal controls over financial reporting as required by Canadian securities regulators.

The Board of Directors is responsible for ensuring that management fulfils its responsibilities for financial reporting and is responsible for reviewing and approving the consolidated financial statements. The Audit Committee reviews the results of the audit and the consolidated financial statements and submits its findings to the Board of Directors for their consideration when approving the consolidated financial statements.

The amended consolidated financial statements as at December 31, 2009 and 2008 and for the years then ended have been audited by Guimond Lavallée Inc., Chartered Accountants, and their report outlines the scope of their examination and gives their opinion on the amended audited consolidated financial statements.

Signed “MICHEL ROY”	Signed “DWIGHT WALKER”

Michel Roy	Dwight Walker
Chief Executive Officer	Chief Financial Officer

July 11, 2011

Management’s Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934 (United States) and Canadian securities regulations, for ECU Silver Mining Inc. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with generally accepted accounting principles.

Due to its inherent limitations, internal control over financial reporting may not prevent or detect misstatements on a timely basis. Also, projections of the effectiveness of internal control are subject to the risk that the controls may become inadequate because of changes in conditions. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to the financial statement preparation and presentation.

Management carried out an evaluation of the effectiveness of internal control over financial reporting as of December 31, 2009. The framework on which such evaluation was based is contained in the report entitled Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). This evaluation included review of the documentation of controls, evaluation of the design effectiveness of controls, testing of the operating effectiveness of controls and a conclusion on this evaluation. Although there are inherent limitations in the effectiveness of any system of internal control over financial reporting, based on this evaluation, management has concluded that the system of internal control over financial reporting was effective as of December 31, 2009.

Guimond Lavallée Inc, our independent registered public accounting firm, has issued an attestation report on the effectiveness of internal control over financial reporting at ECU Silver Mining Inc. as at December 31, 2009, which is presented hereinafter.

Signed “MICHEL ROY”	Signed “DWIGHT WALKER”

Michel Roy	Dwight Walker
Chief Executive Officer	Chief Financial Officer

Independent Auditor’s Report

To the Shareholders of ECU Silver Mining Inc.,

We have completed an integrated audit of ECU Silver Mining Inc. (the Company) 2009 and 2008 consolidated financial statements and of its internal control over financial reporting as of December 31, 2009. Our opinions, based on our audits, are presented below.

Consolidated Financial statements

We have audited the consolidated balance sheets of ECU Silver Mining Inc. as at December 31, 2009 and 2008 and the consolidated statements of loss, comprehensive loss and deficit, and cash flows for the years then ended, and a summary of significant accounting policies and other explanatory information. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits of the Company’s consolidated financial statements in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit of consolidated financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. A consolidated financial statements audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these amended consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2009 and 2008 and the results of its operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.

Without modifying our opinion, the consolidated financial statements for the years December 31, 2009 and 2008 have been amended as disclosed in note 24 to the consolidated financial statements. Our report dated March 30, 2010 on the previously issued consolidated financial statements for the years ended December 31, 2009 and 2008 has been amended as such.

Internal control over financial reporting

We have also audited the Company’s internal control over financial reporting as of December 31, 2009, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. An audit of internal control over financial reporting includes obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on assessed risk and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

The Company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with generally accepted accounting principles. A Company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

Guimond Lavallée Inc.

Chartered Accountants

Brossard, Quebec

March 30, 2010 except as to note 24 which is at July 11, 2011.

(1) Chartered Accountants auditor permit No. 23358

ECU Silver Mining Inc.

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

as at December 31, 2009 and 2008

(in Canadian dollars)	2009 $	2008 $
ASSETS
Current assets
Cash and cash equivalents	7,647,023	538,215
Restricted cash	—	398,385
Accounts receivable, advances and deposits (Note 4)	1,063,997	1,654,764
Prepaid expenses	78,702	53,223
	8,789,722	2,644,587
Mining property costs and property, plant and equipment (Note 6)	83,344,556	60,952,247
	92,134,278	63,596,834
LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	4,360,474	5,323,049
Customer advances (Note 7)	1,944,350	—
Promissory notes payable (Note 8)	—	1,521,752
Current portion of long-term debt (Note 9)	4,578,601	3,059,313
	10,883,425	9,904,114
Long-term debt (Note 9)	16,511,220	15,280,736
Convertible debentures (Note 10)	—	5,128,708
	27,394,645	30,313,558
SHAREHOLDERS’ EQUITY
Share capital (Notes 11, 12, 13 and 14)	132,275,566	111,597,713
Special warrants (Note 12)	10,801,114	—
Equity component of convertible debentures (Note 10)	—	869,014
Contributed surplus (Note 15)	24,776,655	14,634,913
Deficit	(103,113,702)	(93,818,364)
Accumulated other comprehensive income	—	—
	64,739,633	33,283,276
	92,134,278	63,596,834

Commitments and contingencies (Notes 16 and 17)

Approved by the Board of Directors:

Signed “MICHEL ROY”	Signed “TALAL CHEHAB”
Director	Director

The accompanying notes are an integral part of the consolidated financial statements

ECU SILVER MINING INC.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF LOSS, COMPREHENSIVE LOSS AND DEFICIT

for the years ended December 31, 2009 and 2008

(in Canadian dollars)	2009 $	2008 $
EXPENSES
General and administration — Mexico	4,376,844	3,721,022
General and administration — Canada	1,505,568	1,583,294
Stock based compensation	1,572,144	3,922,655
Depreciation	182,679	148,054
Interest income	(57,311)	(103,623)
Interest and bank charges	762,111	246,075
Interest on long term debt	2,752,648	2,627,347
Financing fees for convertible debentures	—	302,982
Foreign exchange (gain) loss	(3,520,810)	3,525,156
Provision for loan loss	—	1,242,934
Write-down of inventory (Note 5)	844,064	827,384
	8,417,937	18,043,280
Loss and Comprehensive Loss for the year	(8,417,937)	(18,043,280)
Deficit, beginning of year	(93,818,364)	(75,775,084)
Conversion of convertible debentures	(877,401)	—
Deficit, end of year	(103,113,702)	(93,818,364)
Loss per share (Note 18)
Basic and diluted loss per share	(0.03)	(0.07)
Weighted average number of shares outstanding
Basic	277,277,485	242,609,557
Diluted	277,922,907	243,790,807

The accompanying notes are an integral part of the consolidated financial statements

ECU SILVER MINING INC.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

for the years ended December 31, 2009 and 2008

(in Canadian dollars)	2009 $	2008 $
OPERATING ACTIVITIES
Loss for the period	(8,417,937)	(18,043,280)
Items not affecting cash
Depreciation	182,679	148,054
Stock-based compensation	1,572,144	3,922,655
Write-down of inventory	844,064	827,384
Unrealized foreign exchange loss (gain)	(2,965,937)	2,675,183
Accretion interest	475,905	52,875
Loss (gain) on disposal of capital asset	(453)	16,688
Provision for loan loss	—	1,242,934
Changes in non cash working capital items
Accounts receivable	590,767	479,492
Inventory	(844,064)	(827,384)
Prepaid expenses	(25,479)	(82,842)
Accounts payable and accrued liabilities	790,790	3,351,433
Customer advances	1,944,350	—
Cash used in operating activities	(5,853,171)	(6,236,808)
INVESTMENT ACTIVITIES
Mining property deferred costs & supplies	(10,555,086)	(11,197,499)
Revenues offset to mining property costs	6,577,167	709,486
Mining property acquisition costs (Note 19)	(3,428,880)	—
Purchase of property, plant and equipment	(11,267,378)	(1,533,804)
Cash used in investing activities	(18,674,177)	(12,021,817)
FINANCING ACTIVITIES
Shares and warrants issued for cash, net	31,163,086	(4,869)
Increase (decrease) in prommisory notes payable	(783,166)	1,534,033
Increase in long term debt (Note 19)	918,161	3,139,649
Proceeds from convertible debentures	—	6,000,000
Financing costs related to the equity component of convertible debentures	—	(55,153)
Cash generated by financing activities	31,298,081	10,613,660
Effect of exchange rate changes on cash and cash equivalents	(59,725)	(27,597)
Decrease (Increase) in restricted Cash	397,800	(435,150)
Increase (Decrease) in cash and cash equivalents during the year	7,108,808	(8,107,712)
Cash and cash equivalents, beginning of year	538,215	8,645,927
Cash and cash equivalents, end of year	7,647,023	538,215

The accompanying notes are an integral part of the consolidated financial statements

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

1.                                      NATURE OF ACTIVITIES

ECU Silver Mining Inc. (“ECU”, or the “Company”) is engaged in the acquisition, exploration and development of mining properties in Mexico that are mainly gold-bearing and silver-bearing. The Company has earned revenues from its exploration and development activities and is considered to be in the development stage. It has not yet determined whether a sufficient proportion of its mineral resources are economically exploitable and, accordingly, has not yet determined whether the mining properties contain economic mineral reserves.

These consolidated financial statements have been prepared on a going concern basis, which assumes that the company will, in the ordinary course of business, be able to realize its assets and discharge its liabilities. The recoverability of the accumulated costs shown for mining properties and related deferred costs is dependent upon the existence of economically recoverable reserves, future profitable production, and on the Company’s ability to obtain the necessary financing to fund its operations.

2.                                      SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles. The significant accounting policies followed by the Company are summarized as follows:

a)                        Basis of Presentation

The consolidated financial statements include the accounts of the Company and those of its subsidiaries, all owned by ECU, BLM Minera Mexicana S.A de C.V., Minera William S.A de C.V., and Minera Labri S.A. de C.V., and on a proportionate basis, the accounts of the San Diego Joint Venture. All inter-company transactions and balances have been eliminated.

b)                       Use of Estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and notes to consolidated financial statements. Significant areas where management’s judgement has been applied include; the useful life of capital assets, the estimated net realizable value of inventory, asset impairment, stock-based compensation, and future income tax assets and liabilities. While management believes that these estimates and assumptions are reasonable, actual results could vary significantly.

c)                        Revenue recognition

Revenue is recognized upon delivery when title and risk of ownership of metal and metal bearing concentrates passes to the buyer and when collection is reasonably assured. The contained metal in the concentrates shipped is assayed and the appropriate negotiated amount of recoverable metal contained therein is recorded as revenue based on the then current market rate of the metals. The concentrates are sold under contracts that provide for final prices to be determined by quoted market prices in a period subsequent to the date of the sale. Variations from the provisionally priced sales are recognized as revenue adjustments in the period they occur.

As the Company is in the development stage, all revenues are offset against mining properties and deferred exploration costs in accordance with the recommendations of the Emerging Issues Committee, EIC 27 “Revenues and Expenditures During the Pre-operating Period”.

d)                       Foreign Exchange

The Canadian dollar is the functional currency of the Company. The Company uses the temporal method to translate its foreign currency transactions, including its integrated foreign subsidiaries. Monetary assets and liabilities are translated at the rate of exchange in effect at period-end. Other assets and liabilities are translated at their historic rates. Items appearing in the income statement, except for depreciation translated at historic rates, are translated at average year rates. Exchange gains and losses are included in the income statement.

e)                        Cash and cash equivalents

The Company’s policy is to present cash and temporary investments having a term of three months or less from the acquisition date with cash and cash equivalents.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

2.                                      SIGNIFICANT ACCOUNTING POLICIES (Continued)

f)                          Inventory

Materials-in-process (concentrates) are valued at lower of average production cost and net realizable value.

g)                       Mining Properties, and Deferred Exploration and Development Expenses

The amounts recorded as mining properties and deferred exploration costs represent exploration, development and associated operating costs incurred to date and are not intended to reflect present or future values. These costs are deferred until the discovery of economically exploitable reserves and the start-up of the production phase on a property-by-property basis or until the property is abandoned. Mining properties are abandoned when management allows property interests to lapse or when they determine that properties are not economically viable. Costs accumulated relating to projects that are abandoned are written-off in the year in which a decision to discontinue the project is made.

When it has been determined that a mining property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as incurred and are amortized using the units-of-production method over the estimated life of the ore body based upon recoverable ounces to be mined from estimated proven and probable reserves.

The Company is in the development stage and by definition commercial production has not yet commenced. Commercial production occurs when an asset or property is substantially complete, is fully permitted and ready for its intended use. No amortization of mining properties has been charged in these financial statements.

On a periodic basis, senior management reviews the carrying values of mining properties and deferred exploration expenditures with a view to assessing whether there has been any impairment in value. In the event that it is determined there is an impairment in the carrying value of any property, the carrying value will be written down or written off, as appropriate. There was no impairment write-down required at December 31, 2009.

Supplies and spare parts are valued at the lower of average cost and replacement cost.

h)                       Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided for plant and equipment on a straight-line basis over the estimated useful lives of the related assets and deferred to mining properties or charged to expense as appropriate. The following estimated useful lives are being used:

Buildings	20 years
Leasehold improvements	2 or 8 years
Automotive	4 years
Machinery and equipment	10 years
Computer equipment	3 1/3 years
Office equipment	10 years

i)                           Asset retirement obligations

The Company records the present value of its legal obligations associated with the asset retirement when the liability is incurred. The corresponding amount is capitalized as part of the related mining property`s carrying value. While the associated mining property is in the pre-production stage, the liability is accreted over time through periodic charges to mining property costs. In each subsequent period, the carrying amounts of the asset and the liability are adjusted for changes to the Company’s estimate of future cash flows associated with the retirement obligations.

Management estimates that the current present value of legal obligations for asset retirement is de minimis.

j)                           Income and Mining Taxes

The Company uses the liability method to account for income taxes. Under this method of Section 3465, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured by using

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

2.                                      SIGNIFICANT ACCOUNTING POLICIES (Continued)

enacted or substantively enacted tax rates expected to apply to taxable income in the years during which those temporary differences are expected to be recovered or settled. Under Section 3465, the effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

k)                        Basic and Diluted Loss per Share

The basic loss per share is calculated using the weighted average number of shares outstanding during the period. We follow the treasury stock method in calculating diluted earnings per share. Under this method, the weighted average number of shares includes the potentially dilutive effects of the conversion of in-the-money stock options and warrants into common shares. The effect of potential issuances of shares under options and warrants would be anti-dilutive when a loss is reported, and therefore basic and diluted losses per share are the same.

l)                           Stock-based compensation

Stock options granted to employees and non-employees are accounted for using the fair value method. Under this method, the compensation cost is measured as at the date of the grant by applying the Black-Scholes option pricing model. The determined fair value is recognized as a cost over the vesting period with a corresponding increase to contributed surplus. On the exercise of stock options, consideration paid and the associated contributed surplus is credited to common shares.

m)                     Financial Instruments

All financial assets and financial liabilities are classified as either: held-for-trading, available-for-sale, held-to-maturity, loans-and-receivables or other liabilities. Financial assets classified as held-for-trading or available-for-sale, are measured at fair value. Held-to-maturity, and loans-and-receivables are measured initially at fair value then at amortized cost over their term. Financial liabilities are measured at their fair value when they are classified as held-for-trading otherwise they are measured at amortized cost over their term. Initial differences between fair value and maturity value are amortized using the effective interest method.

Holding gains and losses from available-for-sale assets are included in other comprehensive income until realized at which time they are transferred to net income (loss).

Transaction costs such as arrangement and advance fees charged by the Company’s principal lender in connection with long term debt are expensed at the time they are incurred.

3.                                      ADOPTION OF NEW ACCOUNTING POLICIES

Effective January 1, 2009, the Company adopted the following new accounting standards issued by the Canadian Institute of Chartered Accountants:

(i)            Section 3064, Goodwill and Intangible Assets

The standard reinforces the principle-based approach to the recognition of assets only in accordance with the definition of an asset and the criteria for asset recognition; and clarifies the application of the concept of matching revenues and expenses such that the current practice of recognizing assets that may not meet the definition and recognition criteria are eliminated. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

(ii)           EIC-173, Credit Risk and the Fair Value of Financial Assets and Financial Liabilities

The standard provides guidance on how to take into account credit risk of an entity and counterparty when determining the fair value of financial assets and financial liabilities, including derivative instruments. Adoption of this Abstract did not have any effect on the Company’s consolidated financial statements.

(iii)          EIC-174, Impairment Testing of Mineral Exploration Properties

This standard recommends the analysis be performed to determine if there has been an impairment of mineral exploration properties. The Company implemented the recommendations discussed in this Abstract when testing for impairment of mineral

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

3.                                      ADOPTION OF NEW ACCOUNTING POLICIES (Continued)

exploration properties in the period. Adoption of this standard did not have any effect on the Company’s consolidated financial statements.

(iv)          Section 3862, Amendment to Financial Instruments — Disclosures

This section was amended to improve financial instrument disclosures to include additional disclosure requirements about fair value measurement for financial instruments and liquidity risk disclosures. The impact of adopting these amendments for the year ended December 31, 2009 did not result in additional disclosures included within these consolidated financial statements.

4.                                      ACCOUNTS RECEIVABLE, ADVANCES AND DEPOSITS

	2009 $	2008 $
Trade receivables	125,171	51,937
Expenses recoverable from Joint Venture partner	165,320	70,649
Value added taxes recoverable	661,311	1,457,646
Deposits and advances	112,195	74,532
	1,063,997	1,654,764

5.                                      INVENTORY

The Company has reflected its gold pyrite material-in-process inventory at a net realizable value of zero. As such, it has recorded a write-down of inventory of $844,064 ($827,384 — 2008). Management believes that it can optimize the value of the gold pyrite material with further treatment of the material. The method we intend to use for further processing has been determined and the equipment and infrastructure for doing so is in place. We are currently in the process of testing the consistency of the equipment and running batch treatment tests of the gold/pyrite material. We are also evaluating and considering a sales contract for the processed material. The inventory will be reflected at a net realizable value of zero until such time as the processing method has been proven and the sales contracts are in place.

6.                                      MINING PROPERTY COSTS AND PROPERTY, PLANT AND EQUIPMENT

	2009 $			2008 $
	Cost	Accumulated Depreciation/ Depletion	Net Book Value	Net Book Value
Mining properties	64,693,133	—	64,693,133	52,414,384
Land, buildings and equipment	22,617,674	4,502,785	18,114,889	8,420,396
	87,310,807	4,502,785	82,808,022	60,834,780
Supplies and spare parts			536,534	117,467
			83,344,556	60,952,247

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

6.                                      MINING PROPERTY COSTS AND PROPERTY, PLANT AND EQUIPMENT (Continued)

Expenditures on mining properties are as follows:

	2009 $
	Acquisition Cost	Deferred Costs	Total Cost
Velardeña	32,061,217	28,287,967	60,349,184
Chicago	624,721	2,735,948	3,360,669
San Diego	52,399	930,881	983,280
	32,738,337	31,954,796	64,693,133

	2008 $
	Acquisition Cost	Deferred Costs	Total Cost
Velardeña	25,125,635	23,197,160	48,322,795
Chicago	624,721	2,544,464	3,169,185
San Diego	52,399	870,005	922,404
	25,802,755	26,611,629	52,414,384

Velardeña

(i)            The Velardeña property is located in the Velardeña mining district, within the municipality of Cuencamé, in the northeast quadrant of the State of Durango, Mexico. The property is situated approximately 95 km southwest of the city of Torreón in the State of Coahuila and 140 km northeast of the city of Durango, capital of the State of Durango. The property consists of 20 contiguous mineral concessions totalling 233.2 hectares. In May 2009 the Company entered into contracts which terminated the legal actions related to the four mineral concessions on the Velardeña property and settled the title matter. See note 9.

(ii)           The Company is actively mining on the property and processing the mined material at the oxide mill acquired during in the second quarter of the year. The doré bars that are generated are being sold. The Company has also been processing stockpiles of mineralized material through its flotation mill situated near the town of Velardeña. Deferred costs for the Velardeña property have been offset by the related revenues. During the year the total of such revenues was $6,577,167 ($709,486 — 2008). The cumulative amount of such revenues for the Velardeña property is $18,078,310 ($11,501,143 — 2008).

Chicago

(iii)          The Chicago property is located approximately 2 km south of the Velardeña property. The property consists of 8 contiguous mineral concessions totalling 315.88 hectares. The Company has full title to the claims. No exploration activity was undertaken in the period.

San Diego

(iv)          The San Diego property is located 9 km northeast of ECU’s Velardeña property. It is comprised of 4 contiguous mineral concessions totalling an area of 91.65 hectares and is being explored under the terms of a joint venture agreement in which the costs are shared 50/50. No exploration activity was undertaken in the period.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

6.                                      MINING PROPERTY COSTS AND PROPERTY, PLANT AND EQUIPMENT (Continued)

Details of property, plant and equipment are as follows:

	2009 $			2008 $
	Cost	Accumulated Depreciation	Net Book Value	Net Book Value
Land	201,979	—	201,979	201,979
Buildings	4,411,469	676,652	3,734,817	1,541,339
Leasehold improvements	1,673,342	651,155	1,022,187	1,298,134
Automotive	1,130,095	648,187	481,908	523,054
Machinery and equipment	14,625,787	2,254,974	12,370,813	4,520,809
Computer equipment	271,606	205,528	66,078	90,511
Office equipment	303,396	66,289	237,107	244,570
	22,617,674	4,502,785	18,114,889	8,420,396

7.                                      CUSTOMER ADVANCES

The Company has made arrangements with the customer of its doré bars to provide financing in the form of advances prior to product delivery. Interest is charged at the rate of 18% per annum on outstanding balances and both advance amounts and interest are settled at the time of sales invoice payment.

8.                                      PROMISSORY NOTES PAYABLE

Promissory notes were settled during the year. US$271,800 and $412,500 of principal amount of notes payable and accrued interest, together totalling $798,953 were converted into 1,141,362 shares and 1,141,362 warrants on the same basis as the prospectus offering. The fair value of the note payable was equal to the book value at the time of conversion.

9.                                      LONG-TERM DEBT

	2009 $	2008 $
Term loan	17,466,087	18,270,000
less current portion	(2,911,015)	(3,045,000)
	14,555,072	15,225,000
Mineral concession liability	3,567,999	—
less current portion	(1,651,806)	—
	1,916,193	—
Facilities loan	55,735	70,049
less current portion	(15,780)	(14,313)
	39,955	55,736
	16,511,220	15,280,736

Term loan

In August 2009 the Company restructured its long term debt facilities with its principal lender. The amount outstanding at the time of the restructuring of $15,750,000 US Dollars, together with an additional amount of $868,541 US Dollars representing interest due, were consolidated into a new loan of $16,618,541 US Dollars. As at year end the Company owed $17,466,087 ($16,618,541 US Dollars). No principal repayment is required until November 30, 2010 following which principal will be repayable in equal monthly instalments for 12 months. Interest is payable quarterly and is calculated at the greater of 12% and 1-month London Interbank Offered Rate plus 6%. The effective rate of interest on the loan is 12.8%. The loan is secured by a first mortgage covering certain of the current mining properties of the Company’s Mexican subsidiaries, as well as the current and future facilities constructed thereon.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

9.                                      LONG-TERM DEBT (Continued)

Mineral concession liability

Amount $
Principal amount of debt	6,994,800
Discount amortized through accretion expense	(1,156,498)
Fair value of debt at initial recognition	5,838,302
Accretion expense	451,027
Payments	(2,331,600)
Unrealized translation gain	(389,730)
Balance — December 31, 2009	3,567,999

On May 11, 2009 the Company entered into contracts which terminated the legal actions related to title of four mineral concessions on the Velardeña property and settled the title matter. Under the terms of the contracts, the Company agreed to pay a total of USD$6,000,000 in a series of 6 payments of USD$1,000,000, commencing May 19, 2009 and running semi-annually thereafter ending November 17, 2011, without interest. Under the terms of the contracts, a 30% interest in the title to the concessions will transfer to the counterparty should the Company fail to make the payments agreed there under.

The fair value of the debt at initial recognition was estimated using the discounted cash flow method. The debt is being accreted over the expected life of 2 1/2 years using the effective interest method at a rate of 15.5%.

Facilities loan

This $75,000 loan was advanced in connection with expenditures made for leasehold improvements at the Company’s Toronto offices. It carries interest at 10% and is repayable over a 5 year term in monthly payments of principal and interest of $1,698 and matures February 2013.

10.                               CONVERTIBLE DEBENTURES

	2009 $	2008 $
Convertible debentures debt component:
Balance, beginning of year	5,444,325	—
Issuance	—	5,075,833
Accretion expense	24,879	52,875
Interest accrued	132,431	315,617
Retired on conversion to shares and warrants	(5,601,635)	—
Balance, end of year	—	5,444,325
Presentation:
Accounts payable and accrued liabilities	—	315,617
Convertible debentures	—	5,128,708
	—	5,444,325

In March 2009 the Company reached agreements with the holders of its outstanding 12% convertible debentures maturing on July 31, 2013 (the “Debentures”) to convert the aggregate principal amount of the Debentures, being $6,000,000, as well as the accrued and unpaid interest thereon and all associated prepayment premiums, amounting to $7,348,050 in total, into common shares (“Common Shares”) and warrants to purchase Common Shares (“Warrants”). Under the terms of the debt conversions the Company issued 10,497,214 Common Shares and Warrants in full repayment of the Debentures. The Common Shares and Warrants were issued on the basis of one Common Share and one Warrant for each $0.70 of indebtedness, being the identical price at which the Company issued Common Shares and Warrants pursuant to its short form prospectus offering which closed on February 20, 2009. Each Warrant entitles its holder to acquire one Common Share at a price of $0.95 at any time on or before February 20, 2014.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

10.                               CONVERTIBLE DEBENTURES (Continued)

The fair value of the debt portion of the Debentures at the time of conversion was estimated using the discounted cash flow method and determined to be equal to their book value. The fair value of the equity portion was estimated using the residual value method and a charge to deficit of $877,401 was recorded.

11.                               SHARE CAPITAL

Authorized:

Unlimited number of common shares without par value

Issued:

	2009		2008
	Number	Amount $	Number	Amount $
Balance, beginning of year	242,609,557	111,597,713	242,609,557	111,602,582
Issued during the year for cash
Prospectus financing(i)	25,000,000	11,900,000	—	—
Private placements(ii),(iii)	7,717,600	3,380,949	—	—
Exercise of options	2,025,000	759,375	—	—
Issued for the purchase of capital assets	750,000	375,000	—	—
Issued on conversion of convertible debentures (Note 10)	10,497,214	4,996,674	—	—
Issued on conversion of notes payable (Note 8)	1,141,362	543,288	—	—
Issued on settlement of debt(iv)	600,000	323,820	—	—
Share issuance costs		(2,139,903)	—	(4,869)
Transferred from contributed surplus, exercise of options		538,650	—	—
Balance, end of year	290,340,733	132,275,566	242,609,557	111,597,713

(i)            In February 2009 the Company completed an offering of 25,000,000 subscription receipts at a purchase price of $0.70 per subscription receipt, for an aggregate gross proceeds of $17,500,000. In connection with the offering the Company issued to the subscribers 25,000,000 common shares and 25,000,000 common share purchase warrants. Each warrant entitles its holder to acquire one additional common share at a price of $0.95 per share at any time until February 20, 2014. The gross proceeds of the offering were assigned $11,900,000 to common shares and $5,600,000 to warrants. The fair value of the warrants was estimated on the issued date based on the Black-Scholes option pricing model using the following assumptions: risk-free interest rate 1.55%, expected life 3 years, expected volatility 60%, and expected dividend yield 0%.

(ii)           In May 2009 the Company issued 3,737,500 private placement units consisting of 3,737,500 common shares and 1,868,750 share purchase warrants at an issue price of $0.60 per unit. Each share purchase warrant entitles the holder to purchase one common share of the Company for $0.95 until May 22, 2011. The gross proceeds of the units were assigned $2,025,725 to common shares and $216,775 to warrants. The fair value of the warrants was estimated on the issued date based on the Black-Scholes option pricing model using the following assumptions: risk-free interest rate 0.90%, expected life 2 years, expected volatility 60%, and expected dividend yield 0%.

(iii)          In September 2009 the Company issued 3,980,100 private placement units consisting of 3,980,100 common shares and 3,980,100 share purchase warrants at an issue price of $0.5025 per unit. Each share purchase warrant entitles the holder to purchase one common share of the Company for $0.62 until September 30, 2011. The gross proceeds of the units were assigned $1,355,224 to common shares and $644,776 to warrants. The fair value of the warrants was estimated on the issued date based on the Black-Scholes option pricing model using the following assumptions: risk-free interest rate 1.30%, expected life 2 years, expected volatility 70%, and expected dividend yield 0%.

(iv)          In October 2009 the Company issued 600,000 common shares at a price of $0.5397 per share in settlement of a debt of $323,800.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

12.                               SPECIAL WARRANTS

On December 9, 2009 (the “Closing Date”), the Company issued 16,946,000 special warrants (the “Special Warrants”) to subscribers (“Subscribers”) on a private placement basis at a price of $0.72 per Special Warrant (the “Private Placement”) for a total gross proceeds of $12,201,120. The net proceeds of the issue of $10,801,114 have been assigned to a separate category in Shareholder’s Equity.

Each Special Warrant entitles the holder thereof to receive, without the payment of additional consideration, one unit (the “Unit”) on the exercise or deemed exercise of the Special Warrant. Each Unit is comprised of one common share in the share capital of the Company (a “Special Warrant Share”) and one-half of one warrant to purchase a common share in the share capital of the Company (each whole warrant, a “Purchase Warrant”, and together with the Special Warrant Shares, the “Qualified Securities”). Each Purchase Warrant will entitle the holder thereof to purchase one common share in the share capital of the Company (a “Purchase Warrant Share”) at an exercise price of $0.90 per Purchase Warrant Share at any time before December 9, 2011.

Each Special Warrant will be deemed to be exercised and surrendered, without any further action by the holder thereof, on the earlier of: (a) the third business day after the date (the “Prospectus Qualification Date”) that a final receipt is issued for this short form prospectus by the securities regulatory authority of the province in which such holder is resident (or by the Autorité des marchés financiers if the holder is not a resident of Canada); and (b) April 10, 2010 (the “Conversion Deadline”). If the Prospectus Qualification Date does not occur on or before January 23, 2010 (the “Qualification Deadline”), then each Special Warrant exercised or deemed to be exercised following the Qualification Deadline shall entitle its holder to acquire 1.1 Units (1.1 Special Warrant Shares and 0.55 Purchase Warrants).

Subsequent to year end, on January 22, 2010, the final receipt for the short form prospectus was received and all the outstanding Special Warrants were deemed to be exercised effective January 27, 2010.

13.                               STOCK OPTIONS

Under the terms of the Company’s stock option plan (the “Plan”) 14,252,398 Common Shares have been reserved for issuance. Options under the Plan are permitted to be granted to directors, officers, employees and consultants of the Company, provided that the maximum number of Common Shares which may be reserved for issuance to any one beneficiary in any 12 month period may not exceed 5% of the number of Common Shares then issued and outstanding or 2% in the case of a beneficiary who is conducting investor relations activities. The exercise price of options granted under the Plan is not permitted to be less than the closing price of the Common Shares on the day preceding the grant of the options, less any discount allowed by applicable securities legislation. Options granted pursuant to the Plan will have an exercise period of no more than 10 years, or such lesser period as may be permitted by applicable securities legislation.

During the year the Company granted 150,000 stock options with an estimated fair value of $21,000 in respect of investor relations activities, 150,000 stock options with an estimated fair value of $58,575 in respect of investment promotion activities, and 2,820,000 stock options with an estimated fair value of $1,101,203 to directors and officers. The Company reflected $247,157 of these fair values as compensation expense and as mining property costs during the year with contributed surplus increased by the same amount. The remainder of the fair value will be recognized over the related vesting periods. The exercise price of each of the options granted was greater than the market price at the date of grant. The fair value of stock options issued was estimated at the grant date based on the Black-Scholes option pricing model using the following weighted average assumptions:

	2009	2008
Risk-free interest rate	2.3%	3.2%
Expected life (years)	4.0	2.5
Expected volatility	66%	58%
Expected dividend yield	nil	nil

Option pricing models including the Black-Scholes model require the input of highly subjective assumptions that can materially affect the fair value estimate and therefore do not necessarily provide a reliable measure of the fair value of the Company’s stock options.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

13.                               STOCK OPTIONS (Continued)

Changes during the year in common stock options issued are as follows:

	2009		2008
	Number	Weighted average exercise price ($)	Number	Weighted average exercise price ($)
Options outstanding, beginning of year	15,480,000	1.88	11,642,000	1.94
Granted	3,120,000	0.80	3,850,000	1.70
Exercised	(2,025,000)	0.38	—	—
Expired / Forfeited	(835,000)	2.33	(12,000)	3.00
Options outstanding, end of year	15,740,000	1.83	15,480,000	1.88
Options exercisable, end of year	12,770,000	2.07	12,817,500	1.92

The following table summarizes information about the common stock options outstanding and exercisable at December 31, 2009:

Expiry Date	Exercise price ($)	Number of options outstanding	Number of options exercisable	Weighted average remaining contractual life (years)
March 1, 2011	1.00	1,905,000	1,905,000	1.2
September 23, 2011	1.59	600,000	600,000	1.7
December 21, 2011	3.00	2,000,000	2,000,000	2.0
April 2, 2012	0.70	150,000	150,000	2.3
October 10, 2012	2.40	5,115,000	5,115,000	2.8
November 19, 2012	2.40	150,000	150,000	2.9
July 25, 2013	1.70	2,850,000	2,850,000	3.6
October 22, 2014	0.80	2,970,000	—	4.8
	1.83	15,740,000	12,770,000	3.0

14.                               WARRANTS

Changes during the year in share purchase warrants issued are as follows:

	2009		2008
	Number	Weighted average exercise price ($)	Number	Weighted average exercise price ($)
Balance, beginning of year	9,045,250	2.85	9,045,250	2.85
Granted	42,487,426	0.92	—	—
Exercised	—	—	—	—
Expired	(9,045,250)	2.85	—	—
Balance, end of year	42,487,426	0.92	9,045,250	2.85

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

14.                               WARRANTS (Continued)

The Company had the following share purchase warrants outstanding at December 31, 2009:

Expiry Date	Exercise price ($)	Number of warrants outstanding	Number of warrants exercisable	Weighted average remaining contractual life (years)
May 22, 2011	0.95	1,868,750	1,868,750	1.4
September 30, 2011	0.62	3,980,100	3,980,100	1.7
February 20, 2014	0.95	36,638,576	36,638,576	4.1
	0.92	42,487,426	42,487,426	3.8

15.                               CONTRIBUTED SURPLUS

Changes during the year in contributed surplus are as follows:

	2009 $	2008 $
Balance, beginning of year	14,634,913	10,622,067
Stock-based compensation	1,611,800	4,012,846
Warrants issued in prospectus financing (Note 11 (i))	5,600,000	—
Warrants issued in private placements (Note 11 (ii),(iii))	861,551	—
Warrants issued on conversion of convertible debentures (Note 10)	2,351,376	—
Warrants issued on conversion of notes payable (Note 8)	255,665	—
Transfer to share capital, exercised options	(538,650)	—
Balance, end of year	24,776,655	14,634,913

16.                               COMMITMENTS

Operating lease

The Company is committed operating leases with annual payment requirements over the next five years as follows:

Year	Amount $
2010	168,102
2011	142,218
2012	135,564
2013	22,676
2014	—
468,560

17.                               CONTINGENCIES

Intangible Asset

In January 2005, the Company acquired the rights to use a technology which is expected to increase material recuperation of current and future Mexican projects. At the time the agreement was reached the Company issued 500,000 common shares and the Company is bound to issue an additional 500,000 common shares should it choose to use the technology at a commercial scale. In addition, the agreement provides that the Company pay royalties of 1.5% of all production resulting from the application of the technology in Mexican properties. The technology was not employed in the current period.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

17.                               CONTINGENCIES (Continued)

Arbitration

On June 24, 2009, the Company received a Notice of Arbitration (the “Notice”) from its San Diego Property joint venture partner, Golden Tag Resources Ltd. (“Golden Tag”), wherein Golden Tag is seeking to refer certain matters, pertaining to the operation of the joint venture, to arbitration for resolution. The Company intends to vigorously contest the Notice and the conclusions sought therein. The Company is not able at this time to predict the outcome of such action or to estimate the potential amount of any loss that may result from an unfavourable ruling.

18.                               LOSS PER SHARE

The computations of basic and diluted loss per share are as follows:

	2009 $	2008 $
Loss for the year	$8,417,937	$18,043,280
Basic weighted average number of common shares	277,277,485	242,609,557
Dilutive potential from options, warrants and convertible debentures	645,422	1,181,250
Dilutive weighted average number of common shares	277,922,907	243,790,807
Loss per share, basic and diluted	$0.03	$0.07

19.                               EXPLANATORY NOTE FOR CONSOLIDATED STATEMENT OF CASH FLOWS

Within the grouping Investment Activities, the amount of $3,428,880, stated as the cash expenditure on mining property acquisition costs, includes the payment of $2,331,600 paid under the terms of the contracts described under Mineral concession liability in note 9.

Long term debt increased by $944,365 ($868,541 US Dollars) in a non-cash transaction as part of the debt restructuring in which interest payable under the terms of the debt was consolidated into the long term debt. See note 9 under Term loan.

20.                               MANAGEMENT OF CAPITAL

The Company’s objectives in managing its capital resources are to ensure the entity’s ability to continue as a going concern. The Company satisfies its capital requirements through careful management of its cash resources and by utilizing credit facilities or issuing equity, as necessary, based on the prevalent economic conditions of both the industry and the capital markets and the underlying risks characteristics of the related assets. As at December 31, 2009, the Company had long-term debt of $16,618,541 US Dollars, repayment of which commences November 2009. The Company is also obligated to semi-annual payments of $1,000,000 due under terms of a mineral concession agreement.

Based on current plans and estimates management believes that its operations can be funded through working capital, potential future credit facilities, and cash flow expected to be generated from the sale of the gold and silver doré bars generated from the new recovery plant. As discussed note 1, the company is dependent on its ability to raise the necessary capital to fund its operations and management can not provide assurance that it will ultimately be able to complete the required funding transactions. Furthermore, since we do not have proven and probable reserves we can not predict with confidence the level of cash flows that will be generated from the new mill. As such, we may need to either restructure our long term debt so that repayment requirements match the cash generation capability or raise additional equity in the alternate. Management can provide no guarantee that the Company will be successful in these transactions should they be required.

The Company is not subject to any externally imposed capital requirements and there has been no change with respect to the overall capital risk management strategy during the year.

21.                               FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash and cash equivalents, restricted cash, accounts receivable, advances and deposits, accounts payable and accrued liabilities, promissory notes payable, customer advances and long-term debt. Cash and cash equivalents are recognized at their fair value and the fair value of all other financial instruments approximate their carrying values, either due to

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

21.                               FINANCIAL INSTRUMENTS (Continued)

their short-term maturity or capacity of prompt liquidation or, in the case of long-term debt because the market rate of interest is paid. Cash and cash equivalents are held with large financial institutions and, as at December 31, 2009 did not include any investments in asset-backed commercial paper.

The Company operates in Mexico and is exposed to currency risk in the normal course of business. Its sales and related accounts receivable are denominated in US dollars. A significant portion of its expenditures and related accounts payable are denominated in US dollars and Mexican pesos. The Company’s long-term debt is denominated in US dollars. A portion of its cash and cash equivalents are held in US dollars and Mexican pesos.

22.                               SAN DIEGO — JOINT VENTURE

The Company’s consolidated financial statements include the following amounts related to the San Diego Joint Venture:

	2009 $	2008 $
Long term assets
Mining property costs	747,416	686,540
Cash flows resulting from investing activities
Mining property costs	(60,876)	(726,808)

ECU’s share in the joint venture with Golden Tag Resources Ltd (“Golden Tag”) is 50% of the mining property costs incurred following the US$1,500,000 earn in by Golden Tag. The share was capitalized under Mining Properties for a value in the current year of $66,464 less project management fees charged to Golden Tag of $5,588.

23.                              LOSS CARRY FORWARDS

These financial statements do not take into account the tax benefit arising from loss carry forwards which are available to the Company to reduce its income for tax purposes in future periods.

At December 31, 2009, the Company had non-capital loss carryforwards, available to offset future taxable income for Canadian tax purposes, aggregating $8,358,927 which expire over the period between 2010 and 2029.

At December 31, 2009, the Company had tax loss carryforwards, available to offset future taxable income in Mexico, aggregating $45,026,853 which expire between 2010 and 2019.

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

24.  Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles

These consolidated financial statements have been amended to include a note to present the material differences between Canadian and United States generally accepted accounting principles (“GAAP”).

The Company prepares its consolidated financial statements in accordance with GAAP in Canada, which differ in certain respects from GAAP in the United States. The effect of the principal measurement differences between Canadian and U.S. GAAP are summarized as follows:

Consolidated summarized balance sheets:

		2009			2008
	Footnote	Canadian GAAP $	Adjustments $	U.S. GAAP $	Canadian GAAP $	Adjustments $	U.S. GAAP $
Assets
Cash and cash equivalents		7,647,023	—	7,647,023	538,215	—	538,215
Restricted cash		—	—	—	398,385	—	398,385
Accounts receivable, advances and deposits		1,063,997	—	1,063,997	1,654,764	—	1,654,764
Prepaid expenses		78,702	—	78,702	53,223	—	53,223
Mining property costs and property, plant and equipment	a, b, c, d	83,344,556	(31,954,796)	51,389,760	60,952,247	(26,611,629)	34,340,618
		92,134,278	(31,954,796)	60,179,482	63,596,834	(26,611,629)	36,985,205
Liabilities
Accounts payable and accrued liabilities		4,360,474	—	4,360,474	5,323,049	—	5,323,049
Customer advances		1,944,350	—	1,944,350	—	—	—
Promissory notes payable		—	—	—	1,521,752	—	1,521,752
Current portion of long-term debt		4,578,601	—	4,578,601	3,059,313	—	3,059,313
Long-term debt		16,511,220	—	16,511,220	15,280,736	—	15,280,736
Convertible debenture	e	—	—	—	5,128,708	871,292	6,000,000
		27,394,645	—	27,394,645	30,313,558	871,292	31,184,850
Shareholders’ Equity
Share capital		132,275,566	—	132,275,566	111,597,713	—	111,597,713
Value assigned to:
Special warrants		10,801,114	—	10,801,114	—	—	—
Convertible debenture	e	—	—	—	869,014	869,014	—
Contributed surplus		24,776,655	—	24,776,655	14,634,913	—	14,634,913
Retained earnings (deficit)	a, b, c, d, e	(103,113,702)	(31,954,796)	(135,068,498)	(93,818,364)	(26,613,907)	(120,432,271)
		64,739,633	(31,954,796)	32,784,837	33,283,276	(27,482,921)	5,800,355
		92,134,278	(31,954,796)	60,179,482	63,596,834	(26,611,629)	36,985,205

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

24.  Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles (Continued)

Consolidated summarized statements of loss and other comprehensive loss:

	Footnote	2009 $	2008 $
Loss in accordance with Canadian GAAP		(8,417,937)	(18,043,280)
Mining property costs	a	(4,516,172)	(9,146,865)
Reversal of write-down	b	—	—
Other income	c	(808,337)	(2,432,968)
Stock-based compensation and stock options expense	d	(18,656)	(90,190)
Financing fees for convertible debentures	e	(22,603)	(55,153)
Accretion expense relating to convertible debentures	e	24,879	52,875
Loss in accordance with U.S. GAAP		(13,758,826)	(29,715,581)
Total comprehensive loss in accordance with U.S. GAAP		(13,758,826)	(29,715,581)
Weighted-average common shares
Basic		277,277,485	242,609,557
Diluted		277,922,907	243,790,807
Loss per share in accordance with U.S. GAAP
Basic		(0.05)	(0.12)
Diluted		(0.05)	(0.12)

Consolidated summarized statements of deficit:

	Footnote	2009 $	2008 $
Deficit, end of year, pursuant to Canadian GAAP		(103,113,702)	(93,818,364)
Opening US GAAP adjustments balance		(26,613,907)	(14,941,606)
Mining property costs	a	(4,516,172)	(9,146,865)
Reversal of write-down	b	—	—
Other income	c	(808,337)	(2,432,968)
Stock-based compensation and stock options expense	d	(18,656)	(90,190)
Financing fees for convertible debentures	e	(22,603)	(55,153)
Accretion expense relating to convertible debentures	e	24,879	52,875
Deficit, end of year, pursuant to U.S. GAAP		(135,068,498)	(120,432,271)

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

24.  Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles (Continued)

Consolidated summarized statements of cash flows:

	Footnote	2009 $	2008 $
Cash used in operating activities
Pursuant to Canadian GAAP		(5,853,171)	(6,236,808)
Mining property costs	f	(4,516,172)	(9,146,865)
Reversal of write-down	f	—	—
Other income	f	(808,337)	(2,432,968)
Stock-based compensation and stock options expense	f	(18,656)	(90,190)
Pursuant to U.S. GAAP		(11,196,336)	(17,906,831)
Cash generated by financing activities
Pursuant to Canadian GAAP		31,298,081	10,613,660
Restricted cash	g	397,800	(435,150)
Pursuant to U.S. GAAP		31,695,881	10,178,510
Cash used in investing activities
Pursuant to Canadian GAAP		(18,674,177)	(12,021,817)
Mining property costs	f	4,516,172	9,146,865
Reversal of write-down	f	—	—
Other income	f	808,337	2,432,968
Stock-based compensation and stock options expense	f	18,656	90,190
Pursuant to U.S. GAAP		(13,331,012)	(351,794)
Decrease in restricted cash
Pursuant to Canadian GAAP		397,800	(435,150)
Restricted cash	g	(397,800)	435,150
Pursuant to U.S. GAAP		—	—

Notes to consolidated United States GAAP adjustments:

a.        Mining property costs

Under Canadian GAAP, costs of acquiring mineral properties and related development expenditures are deferred. Exploration costs on mineral properties, other than acquisition costs, are deferred and capitalized under Canadian GAAP prior to the establishment of proven or probable reserves if they are considered to meet the definition of an asset. United States GAAP requires that all exploration costs be expensed.

b.        Inventories

The Company has reflected its gold pyrite material-in-process inventory at a net realizable value of zero and, as such, recorded write-downs of inventory and an expense in the statement of loss. Under Canadian GAAP, the Company subsequently recorded a reversal of those write offs at the point where sales contracts for the related inventory were concluded. United States GAAP does not permit the reversal of previous write-downs of inventory.

c.        Mining property costs classification in other income

Under Canadian GAAP, net revenue or expense derived from a mineral property prior to the production phase of a mine is capitalized and included in the cost of the asset. A United States GAAP adjustment arises because United States GAAP requires that all exploration related costs and associated revenues be expensed. Furthermore, United States GAAP requires that any incremental and direct costs associated with the sale of excavated saleable minerals during the development phase of the mine and prior to the production phase of the mine be classified as Other income and offset by the related amounts of proceeds from the sale

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

24.  Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles (Continued)

of these minerals. Incremental and direct costs are those costs that would otherwise have not been incurred if not for the sale of these minerals.

d.             Stock-based compensation and stock options

Under Canadian GAAP, stock-based compensation costs and stock option costs incurred during the exploration or development stage of the mineral properties are deferred and capitalized prior to the establishment of proven or probable reserves if they are considered to meet the definition of an asset. United States GAAP requires that all stock-based compensation costs and stock option costs be expensed.

e.             Convertible debentures

Under Canadian GAAP, convertible debenture proceeds are allocated between their debt and equity component parts based on the relative fair values of the debt component and the embedded conversion feature. The debt component is accreted to the face value of the debentures with the resulting interest expense charged to operations. The costs of the financing are allocated on a proportional basis between the liability and equity portions based on their relative fair values with the liability portion of the costs expensed and the equity portion treated as a reduction of the gross proceeds allocated to the equity component. United States GAAP treats the convertible debenture solely as a liability since the embedded conversion feature does not meet US GAAP requirements for classification as an equity component. The liability is recorded at its full face value since the embedded conversion feature has no intrinsic value on a stand-alone basis and accordingly does not meet the requirements of an equity component under United States GAAP. United States GAAP requires that convertible debentures, net of issuance costs, be accreted to face value over the term ending on the first put date of the debentures which, in this case, is the issuance date of the debentures since the debentures are convertible on demand by the Unit holders. Thus, the debentures’ carrying value equals their face value on the balance sheet.

f.              Mining property costs classification in statement of cash flow

United States GAAP requires that cash flows relating to mineral property exploration and land use costs be reported as operating activities. However, under Canadian GAAP mineral property exploration and land use costs are classified as investing activities.

g.             Restricted cash

Under Canadian GAAP, restricted cash was disclosed as a separate line item in the statement of cash flows. United States GAAP requires that restricted cash be disclosed as a financing activity.

Other disclosures:

The following additional information would be presented if these consolidated financial statements were presented in accordance with U.S. GAAP:

i.              Auditor’s Report: Emphasis of matter paragraph

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company’s ability to continue as a going concern, such as those described in Note 1 to the financial statements. Canadian reporting standards do not permit a reference to such events and conditions in the auditors’ report when these are adequately disclosed in the financial statements. The Auditor draws attention to Note 1 to the financial statements, which describes certain conditions that give rise to substantial doubt about the entity’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Auditor’s opinion is not qualified in respect of this matter.

ii.            Joint Venture

San Diego Joint Venture has been recorded under Canadian GAAP on a proportionate basis whereas under United States GAAP, investments in incorporated joint ventures should be accounted for using the equity method. However, the Company

ECU SILVER MINING INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for the years ended December 31, 2009 and 2008

(in Canadian dollars unless otherwise noted)

24.  Amendment for disclosure of Material Differences between Canadian and United States Generally Accepted Accounting Principles (Continued)

has elected to use the accommodation of the SEC whereby the accounting for joint ventures need not be reconciled from Canadian GAAP to United States GAAP since the different accounting treatment affects only the presentation and classification of financial statement items and not net income or shareholders’ equity.

iii.           Accounts receivable

	2009 $	2008 $
Value added tax recoverable	661,311	1,457,646
Trade receivables	125,171	51,937
Other receivables	277,515	145,181
	1,063,997	1,654,764

iv.            A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2009 $	2008 $
Canadian tax purposes
Opening balance	5,692,955	3,295,099
Increases based on tax positions related to the current year	2,665,972	2,397,856
	8,358,927	5,692,955
Mexican tax purposes
Opening balance	32,343,850	24,390,731
Increase based on tax positions related to the current year	12,683,003	7,953,119
	45,026,853	32,343,850

v.             Income tax uncertainty

The Company and its subsidiaries file federal income tax returns in Canada and Mexico; the Company’s Mexican subsidiaries also file Mexican state tax returns where required by law. With few exceptions, the Company and its Mexican subsidiaries are subject to Canadian federal or Mexican federal, state and local examinations by the tax authorities for a minimum of four years in arrearage to the extent that the Company receives a notice of assessment from the respective competent authorities.

vi.            Deferred income tax

Canadian GAAP financial statements do not take into account the tax benefit arising from loss carry forwards which are available to the Company to reduce its income for tax purposes in future periods so that no deferred income tax has been recorded in the Canadian GAAP financial statements. Deferred tax assets are not recognized for the tax benefit arising from loss carry forwards to the extent that it is not probable that taxable profits will be available against which these loss carry forwards can be utilized in the future. The Company has disclosed its non-capital loss carry forwards and tax loss carry forwards as at December 31, 2009 in Note 23, “Loss carry forwards” to these consolidated financial statements. Therefore, consistent with the current Canadian GAAP accounting treatment, no deferred income tax consequences have been recorded under United States GAAP relating to US GAAP adjustments recorded in the reconciliations forthwith.